                                                                     Exhibit 4.7


                        TRUE NORTH COMMUNICATIONS INC.
                                RETIREMENT PLAN

              (as amended and restated effective January 1, 1998)

                        TRUE NORTH COMMUNICATIONS INC.
                                RETIREMENT PLAN
                               TABLE OF CONTENTS

                        ______________________________

                                                                                PAGE
                                                                                ----

ARTICLE 1
TITLE AND PURPOSE.............................................................   1

ARTICLE 2
DEFINITIONS...................................................................   2

ARTICLE 3
PARTICIPATION.................................................................   7
Section 3.1.      Eligibility for Participation...............................   7
Section 3.2.      Application for Elective Contributions......................   9
Section 3.3.      Transfer to Other Employers or Affiliates...................  10

ARTICLE 4
EMPLOYER CONTRIBUTIONS........................................................  10
Section 4.1.      Elective Contributions......................................  10
Section 4.2.      Matching Contributions......................................  12
Section 4.3.      Discretionary Matching Contributions........................  13
Section 4.4.      Profit Sharing Contributions................................  14
Section 4.5.      Annual Limit on Elective Contributions......................  14
Section 4.6.      Limitations on Contributions and Adjustments
                  for Highly Compensated Employees............................  16
Section 4.7.      Limitation on Employer Contributions........................  24

ARTICLE 5
ROLLOVER CONTRIBUTIONS........................................................  26
Section 5.1.      Requirements for Rollover Contributions.....................  26
Section 5.2.      Delivery of Rollover Contributions..........................  27
Section 5.3.      Special Accounting Rules for Rollover
                  Contributions...............................................  28

ARTICLE 6
TRUST.........................................................................  28

ARTICLE 7
PARTICIPANT ACCOUNTS..........................................................  29
Section 7.1.      Participant Accounts........................................  29
Section 7.2.      Investment of Participant Accounts..........................  31
Section 7.3.      Allocation to Participants' Accounts of
                  Net Income of Trust and Fluctuation in Value
                  of Trust Assets.............................................  34
Section 7.4.      Determination of Net Worth of Investment
                  Funds.......................................................  35

Section 7.5.      Allocation of Employer Contributions to
                  Participants' Accounts......................................  36
Section 7.6.      Statutory Limitations on Allocations to
                  Participants' Accounts......................................  37
Section 7.7.      Correction of Error.........................................  41

ARTICLE 8
DISTRIBUTIONS AND WITHDRAWALS.................................................  42
Section 8.1.      Circumstances Entitling Participant to
                  Distribution of His Accounts................................  42
Section 8.2.      Form of Distribution........................................  43
Section 8.3.      Medium of Distribution......................................  46
Section 8.4.      Time of Distribution........................................  46
Section 8.5.      Special Rules Relating to Annuity Form of
                  Benefit.....................................................  50
Section 8.6.      In-Service Withdrawals from Participant
                  Accounts....................................................  52
Section 8.7.      Designation of Beneficiary..................................  55
Section 8.8.      Distributions to Minor and Disabled
                  Distributees................................................  57
Section 8.9.      Loans to Participants.......................................  58
Section 8.10.     Dividends Paid on Company Stock.............................  61
Section 8.11.     Direct Rollovers............................................  62

ARTICLE 9
SPECIAL PARTICIPATION AND DISTRIBUTION RULES..................................  63
Section 9.1.      Reemployment of a Terminated Participant....................  63
Section 9.2.      Employment by Related Entities..............................  63
Section 9.3.      Leased Employee.............................................  64
Section 9.4.      Reemployment of Veterans....................................  64

ARTICLE 10
PARTICIPANTS' STOCKHOLDER RIGHTS..............................................  67
Section 10.1.     Voting Shares of Company Stock..............................  67
Section 10.2.     Tender Offers...............................................  68
Section 10.3.     Applicability...............................................  70
Section 10.4.     Confidentiality.............................................  70

ARTICLE 11
ADMINISTRATION................................................................  71
Section 11.1.     The Committee...............................................  71
Section 11.2.     Claims Procedure............................................  75
Section 11.3.     Qualified Domestic Relations Orders.........................  76
Section 11.4.     Notices to Participants or Distributees.....................  77
Section 11.5.     Notices to Employers or Committee...........................  78
Section 11.6.     Records.....................................................  78

   ...........................................................................
Section 11.7.     Reports of Trust Fund and Accounting to
                  Participants................................................ 79

ARTICLE 12
PARTICIPATION BY OTHER EMPLOYERS.............................................. 79
Section 12.1.     Adoption of Plan............................................ 79
Section 12.2.     Withdrawal from Participation............................... 80
Section 12.3.     Company and Committee as Agents for Employers............... 80

ARTICLE 13
CONTINUANCE BY A SUCCESSOR.................................................... 81

ARTICLE 14
MISCELLANEOUS................................................................. 82
Section 14.1.     Expenses.................................................... 82
Section 14.2.     Non-Assignability........................................... 82
Section 14.3.     Employment Non-Contractual.................................. 83
Section 14.4.     Limitation of Rights........................................ 83
Section 14.5.     Merger or Consolidation with Another Plan................... 83
Section 14.6.     Gender and Plurals.......................................... 83
Section 14.7.     Severability................................................ 84
Section 14.8.     Applicable Law.............................................. 84

ARTICLE 15
TOP-HEAVY PLAN REQUIREMENTS................................................... 84
Section 15.1.     Top-Heavy Plan Determination................................ 84
Section 15.2.     Definitions and Special Rules............................... 85
Section 15.3.     Minimum Contribution for Top-Heavy Years.................... 86
Section 15.4.     Special Rules for Applying Statutory
                  Limitations on Benefits..................................... 87

ARTICLE 16
AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN AND TERMINATION..................... 88
Section 16.1.     Amendment................................................... 88
Section 16.2.     Establishment of Separate Plan.............................. 89
Section 16.3.     Termination................................................. 89
Section 16.4.     Trust Fund to Be Applied Exclusively for
                  Participants and Their Beneficiaries........................ 90

                        TRUE NORTH COMMUNICATIONS INC.

                                RETIREMENT PLAN

              (as amended and restated effective January 1, 1998)



                                   ARTICLE 1
                                   ---------

                               TITLE AND PURPOSE
                               -----------------

          The title of this Plan is the "True North Communications Inc. Retirement Plan." This document is an amendment and restatement of the True North Communications Inc. Stock Purchase Plan (the "Stock Purchase Plan"), as in effect on December 31, 1997, and effects the merger of the True North Communications Inc. Profit Sharing - Retirement Plan (the "Profit Sharing Plan") into this Plan. The amendment and restatement shall be effective January 1, 1998, except that:

     (1) Subdivision (10) of Article 2, to the extent such subdivision reflects the deletion of family aggregation previously required under the Plan,
          Section 4.6, Section 8.4(b) and the first sentence of Section 8.5(b) of the Plan shall be effective as of January 1, 1997;
     (2)  Section 9.4 of the Plan shall be effective as of December 12, 1994;
          and
     (3) any provision which specifies a different effective date shall be effective as of such specified date. This Plan is a "profit sharing plan" within the meaning of section 1.401-1(a)(2)(ii) of the Regulations, with a portion of the Plan designated as an employee stock ownership plan within the meaning of section 54.4975-11(a) of the Regulations and such portion is designed to invest primarily in shares of Company Stock.


                                   ARTICLE 2
                                   ---------

                                  DEFINITIONS
                                  -----------

          As used herein, the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise:

          (1)  Additional Contributions.  A Participant's elective contributions
               ------------------------
     pursuant to Section 4.1 in excess of 3.33% of the Participant's
     Compensation.

          (2)  Affiliate.  (a) A corporation that is a member of the same
               ---------
     controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision or (d) any other entity that is required to be aggregated with an Employer pursuant to Regulations promulgated under section 414(o) of the Code.

          (3)  Basic Contributions.  A Participant's elective contributions
               -------------------
     pursuant to Section 4.1 not in excess of 3.33% of the Participant's Compensation.

          (4)  Beneficiary.  The person or persons or legal entity or entities
               -----------
     entitled under Section 8.7 to receive benefits in the event of the death of a Participant.

          (5)  Board of Directors.  The Board of Directors of the Company, or
               ------------------
     any duly authorized committee thereof.

          (6)  Code.  The Internal Revenue Code of 1986, as amended.
               ----

          (7)  Committee.  The Retirement Plan Administrative Committee, or such
               ---------
     other group of individuals appointed by the Board of Directors pursuant to
     Section 11.1 to administer the Plan.

          (8)  Company.  True North Communications Inc., a Delaware corporation,
               -------
     and any successor to such corporation that adopts the Plan pursuant to
     Article 13.

          (9)  Company Stock.  Shares of the common stock of the Company,
               -------------
     including fractions thereof which are described in section 409(l) of the Code.

          (10) Compensation.  Cash compensation in the form of salary, wages,
               ------------
     incentive compensation and overtime for personal services rendered to an Employer, including any such compensation which is subject to a salary reduction arrangement which is part of a cafeteria plan within the meaning of section 125 of the Code or a qualified cash or deferred arrangement within the meaning of section 401(k) of the Code. Without limiting the generality of the foregoing, the term Compensation shall not include (a) any reimbursement of expenses incurred by the Participant, fringe benefits, moving expenses, compensation deferred from prior years and welfare benefits and (b) any amount which for federal income tax purposes is treated as compensation (i) in connection with any stock option or stock appreciation right or (ii) as a result of an Employer's purchase of term life insurance for the benefit of an Employee. Notwithstanding the foregoing, for purposes of subdivision (25) of this Article 2 and Section 7.5(b), a Participant's Compensation for any Plan Year shall not include any compensation paid to such Participant for any period during which he was not a Participant. In determining the Compensation of a Participant, earnings of such Participant in excess of $160,000 (as adjusted for increases in the cost-of-living pursuant to section 401(a)(17) of the Code) shall not be taken into account for any purpose under the Plan.

          (11) Disability.  A medically determinable, permanent inability to
               ----------
     perform the normal duties of a Participant's regular employment with an Employer, established to the satisfaction of the Committee by the written report of a licensed physician or otherwise.

          (12) Distributee.  A person entitled to receive a distribution from
               -----------
     the Trust under Article 8.

          (13) Effective Date.  The effective date of this amended and restated
               --------------
     Plan with respect to an Employee's

     Employer, which in the case of the Company and each other Employer participating in this Plan and in the Profit Sharing Plan on December 31, 1997, shall be January 1, 1998, except as otherwise provided herein, and which in the case of any other Employer, shall be the date designated by such Employer.

          (14) Eligible Employee.  Any Employee of any Employer, excluding only
               -----------------
     the following:

               (a) any Employee who is a nonresident alien who received no earned income from an Employer with constitutes income from sources within the United States;

               (b) any Employee whose employment is governed by the terms of a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining;

               (c) any individual who performs services for an Employer and is treated by such Employer as an independent contractor, a consultant or an employee of another entity, or any individual who has otherwise waived participation in this Plan, regardless of such individual's employment status under common law; and

               (d) any Employee who is actively participating in the True North Communications Inc. Profit Sharing and Savings Plan for Bozell, Jacobs, Kenyon & Eckhardt, Inc.

          (15) Employee.  An individual whose relationship with an Employer is,
               --------
     under common law, that of an employee.

          (16) Employer.  The Company and any other entity that, with the
               --------
     consent of the Board of Directors, elects to participate in the Plan in the manner described in Section 12.1 and any successor entity that adopts the Plan pursuant to Article 13. If any such entity withdraws from participation in the Plan pursuant to Section 12.2, or terminates its participation in the Plan pursuant to Section 16.3, such entity shall thereupon cease to be an Employer.

          (17) Entry Date.  For the Plan Year ending December 31, 1998, January
               ----------
     1, April 1, July 1 and October 1 and for Plan Years commencing thereafter, the first day of each calendar month orsuch other dates as the Committee may, in its sole discretion, determine).


          (18) ERISA.  The Employee Retirement Income Security Act of 1974, as
               -----
     amended.

          (19) Excess Compensation.  For any Plan Year, a Participant's
               -------------------
     Compensation in excess of the taxable wage base determined under the federal Social Security Act as in effect as of the beginning of such year, provided, however, that in the case of a person who becomes a Participant
     --------  -------
     other than on the first day of a Plan Year, such person's Excess Compensation for such year shall be his Compensation in excess of a percentage of the taxable wage base determined under the federal Social Security Act as in effect for such year, such percentage being equal to the fractional portion of such Plan Year during which such person was a Participant.

          (20) Hours of Employment.  In general, the sum of:
               -------------------

               (a) in the case of an Employee who is customarily employed on a regular full-time basis, 190 hours for each month for which he is entitled to receive Compensation from an Employer or an Affiliate (including Compensation which he receives without rendering services such as Compensation with respect to paid holidays, vacations, sick leave or disability leave);

               (b) in the case of all other Employees, each hour for which an Employee is entitled to receive Compensation from an Employer or an Affiliate (including hours for any period during which he receives Compensation without rendering services such as Compensation with respect to paid holidays, vacations, sick leave or disability leave);

               (c) in the case of all Employees, eight hours for each working day in any period during which an Employee is in Military Service, provided that such Military Service does not extend beyond the date on which he, with or without application, could have been discharged and after discharge from such Military Service he returns to the employ of an Employer within the period prescribed by USERRA or any other laws relating to the reemployment rights of persons following Military Service; and

               (d) in the case of all Employees, eight hours for each working day in any period during which an Employee is receiving benefits under a long-term disability insurance plan of an Employer.

     Notwithstanding clause (a) and clause (b) above, an Employee shall not be credited with more than 501 Hours of Employment on account of any single continuous period during which he does not render services. The computation of Hours of Employment and the periods to which they are to be credited shall be determined under uniform rules applied by the Committee in accordance with Department of Labor Regulations (S)(S)2530.200b-2(b), (c) and (f).

               Notwithstanding any other provision within this Plan, employment with Bozell, Jacobs, Kenyon and Eckhardt, Inc. ("BJK&E") and any of its Affiliates (as such term is defined in subdivision (2) of Article 2 of this Plan, except that the phrase "BJK&E" shall be substituted in the place of the phrase "an Employer" as it appears therein) shall be considered Hours of Employment under this Plan to the same extent such employment would have been considered Hours of Employment under this Plan if performed for an Employer.

          (21) Military Service.  (a)  Service in active duty, in time of
               ----------------
     national or local emergency, in the armed forces of the United States or of any state thereof; (b) service in the armed forces of the United States or of any state thereof under any compulsory service law; or (c) service in the armed forces of the United States or any of its allies in time of war in which the United States is engaged.

          (22) Participant.  An Eligible Employee who has satisfied the
               -----------
     requirements set forth in Section 3.1(a). Such an Eligible Employee shall cease to be a Participant upon the complete distribution of his account balances under the Plan.

          (23) Plan.  The True North Communications Inc. Retirement Plan, as
               ----
     herein set forth and as from time to time amended.

          (24) Plan Year.  The 12-consecutive-month period beginning on each
               ---------
     January 1 and ending on the next December 31.

          (25) Profit Sharing Compensation.  For any Plan Year, the sum of a
               ---------------------------
     Participant's Compensation and Excess Compensation for such Plan Year.

          (26) Regulations.  Written promulgations of the Department of Labor
               -----------
     construing Title I of ERISA or of the Internal Revenue Service construing the Code, as applicable.

          (27) Trust.  The trust created by agreement between the Company and
               -----
     the Trustee, as from time to time amended.

          (28) Trustee.  The trustee provided for in Article 6, or any successor
               -------
     trustee or, if there is more than one trustee acting at any time, all of such trustees collectively.

          (29) Trust Fund.  All money and property of every kind of the Trust
               ----------
     held by the Trustee under the Trust agreement.

          (30) USERRA.  The Uniformed Services Employment and Reemployment
               ------
     Rights Act of 1994.

          (31) Valuation Date.  Each date that the record keeper for the Plan,
               --------------
     as appointed by the Committee, is open for business and any other date or dates as may be designated by the Committee.

          (32) Year of Service.  Each 12-consecutive-month period commencing on
               ---------------
     the date on which an Employee first performs an Hour of Employment or the first day of any Plan Year commencing after such date, during which an Employee completes 1,000 or more Hours of Employment.


                                   ARTICLE 3
                                   ---------

                                 PARTICIPATION
                                 -------------

          Section 3.1.   Eligibility for Participation.
          -----------    -----------------------------
(a)  Eligibility for Elective Contributions. Each Eligible Employee who was a
     --------------------------------------
Participant in this Plan immediately prior to the Effective Date shall remain eligible to make elective contributions pursuant to Section 4.1 on and after such date. Prior to January 1, 1999, any Eligible Employee who is not a Participant in this Plan as of the Effective Date and whose Hours of Employment customarily exceed 1,000 in a Plan Year shall become eligible to make elective contributions pursuant to Section 4.1 as of the first Entry Date coinciding with or following the date he becomes an Eligible Employee, or as soon as administratively practicable thereafter. Effective January 1, 1999, such an Eligible Employee shall become eilgible to make elective contributions pursuant to Section 4.1 as of the Entry

Date coinciding with or next following the 60th day after his or her date of employment. An Employee whose Hours of Employment customarily exceed 1,000 in a Plan Year and who becomes an Eligible Employee upon his transfer to an Employer from an Affiliate that is not an Employer shall become eligible to make elective contributions pursuant to Section 4.1 as soon as administratively practicable following such transfer, but in no event earlier than the first Entry Date following such transfer. Any other Eligible Employee shall become eligible to make elective contributions pursuant to Section 4.1 as of the Entry Date coinciding with or next following his completion of a Year of Service.

          (b)  Eligibility for Profit Sharing Contributions.  Each Eligible
               --------------------------------------------
Employee who was a participant in the Profit Sharing Plan immediately prior to the Effective Date shall remain eligible to receive an allocation of a profit sharing contribution pursuant to Section 7.5(b) on and after such date. Any other Eligible Employee shall become eligible for an allocation of a profit sharing contribution pursuant to Section 7.5(b) as of the January 1 or July 1 coinciding with or following the later of the two-year anniversary of the date he first performs an Hour of Employment and the date he completes two Years of Service. If a Participant who is not yet eligible for an allocation of a profit sharing contribution pursuant to Section 7.5(b) incurs five or more consecutive one-year breaks in service, then Years of Service before such breaks shall be disregarded for purposes of determining when the Participant is eligible for an allocation of a profit sharing contribution. For purposes of this Section 3.1(b), a one-year break in service is a 12-consecutive-month period commencing on the date on which an Employee first performs an Hour of Employment or the first day of any Plan Year commencing after such date, during which the Employee does not complete more than 500 Hours of Employment.

          Section 3.2.  Application for Elective Contributions. A Participant
                        --------------------------------------
may commence elective contributions as of any payroll period by executing and delivering to the Committee, before the first day of such payroll period, an application on the prescribed form (or by such other means as may be prescribed by the Committee) specifying his chosen rate of elective contributions pursuant to Section 4.1. Such application shall authorize the Participant's Employer to reduce such Participant's Compensation otherwise payable for the payroll period for which each such elective contribution is made by the amount of such contribution by means of a payroll deduction. The application shall evidence the Participant's acceptance of and agreement to all provisions of the Plan and shall also specify the Participant's investment election as described in Section
7.2. Any election specifying the rate of elective contributions shall be effective only with respect to Compensation not yet earned as of the effective date of such election.

          Section 3.3.  Transfer to Other Employers or Affiliates.  If a
          -----------   -----------------------------------------
Participant is transferred from an Employer to another Employer or from an Employer to an Affiliate that is not an Employer, such transfer shall not terminate the Participant's participation in the Plan and such Participant shall continue to participate in the Plan until an event occurs that would have terminated his participation had he continued in the service of his prior Employer until the occurrence of such event. Notwithstanding the foregoing, during periods of employment by an Affiliate that is not an Employer, no Employer shall contribute to the Plan on behalf of the Participant elective contributions pursuant to Section 4.1, matching contributions pursuant to
Section 4.2, discretionary matching contributions pursuant to Section 4.3 or profit sharing contributions pursuant to Section 4.4.


                                   ARTICLE 4
                                   ---------

                            EMPLOYER CONTRIBUTIONS
                            ----------------------

          Section 4.1.  Elective Contributions.  (a)  Initial Election.
          -----------   ----------------------        ----------------
Subject to the limitations set forth in Sections 4.5, 4.6, 4.7 and 7.6, each Employer shall contribute for each payroll period on behalf of each Participant who is an Employee of such Employer and who has elected to have elective contributions made on his behalf an amount equal to a whole percentage not less than 1% and not more than 10% of such Participant's Compensation for such payroll period, as designated by the Participant on his application pursuant to Section 3.2; provided, however, that a Participant who had in effect
                         --------  -------
on December 31, 1997 an election to contribute 6 2/3% of such Participant's Compensation for each payroll period may continue such rate of elective contributions, until such date as he elects to change in any manner his rate of elective contributions or suspend such contributions. Elective contributions shall be delivered to the Trustee within a reasonable time after the appropriate deduction has been made from the Participant's Compensation, but in no event later than the fifteenth business day of the month following the month in which the contributions are withheld from such Participant's Compensation.

               (b)  Changes in the Rate, Suspension or Resumption of Elective
                    ---------------------------------------------------------
Contributions.  Elective contributions shall continue in effect at the rate
-------------
initially or thereafter elected by the Participant until the Participant changes such election or suspends such contributions. A Participant may change the rate of elective contributions from one permitted percentage to another, suspend such contributions or resume such contributions at any time in such manner as may be prescribed by the Committee and any such change, suspension or resumption shall become effective as of the commencement of the first payroll period thereafter. Such change, suspension or resumption shall be effective only with respect to Compensation not yet earned as of the effective date thereof.

               (c)  Types of Elective Contributions.  Elective contributions
                    -------------------------------
shall be designated as Basic Contributions or Additional Contributions.

          1. Basic Contributions shall be made in cash, shares of Company Stock, or a combination thereof, as determined by the Employer in its sole discretion. Any such contributions made in cash shall be used by the Trustee to purchase shares of Company Stock from the Company or on the open market, as the Company shall direct. For purposes of this Section 4.1(c)(1), shares of Company Stock shall be valued as of the date such shares are delivered to the Trustee by taking the closing price of a share of Company Stock as reported on the New York Stock Exchange or such other national securities exchange on which the Company Stock may be listed as of such date, or, if shares of Company Stock shall not be listed on a stock exchange on such date, the mean of the reported bid prices of the Company Stock on such date.

          2.   Additional Contributions shall be made in cash.


          Section 4.2.  Matching Contributions.  Subject to the limitations set
          -----------   ----------------------
forth in Sections 4.6, 4.7 and 7.6, each Employer shall contribute for each payroll period on behalf of each Participant who is an Employee of such Employer an amount equal to the Basic Contributions, if any, made on behalf of such Participant pursuant to Section 4.1. Matching contributions made pursuant to this Section 4.2 shall be delivered to the Trustee at the same time as elective contributions made pursuant to Section 4.1 are delivered by such Employer to the Trustee. Matching contributions shall be made in cash, shares of Company Stock, or a combination thereof, as determined by the Employer in its sole discretion. Any such contributions made in cash shall be used or applied in the same manner by the Trustee as cash contributions are used or applied under Section 4.1(c)(1). The valuation rules applicable to Company Stock under Section 4.1(c)(1) shall apply to Company Stock contributed pursuant to this Section 4.2.

          Section 4.3.  Discretionary Matching Contributions.  Subject to the
          -----------   ------------------------------------
limitations set forth in Sections 4.6, 4.7 and 7.6, each Employer may contribute for each Plan Year on behalf of each Participant who is an Employee of such Employer an amount equal to such percentage of the elective contributions made by such Participant for the Plan Year as the Employer shall determine in its sole discretion; provided, however, that the percentage determined by the
                 --------  -------
Employer for any Participant shall be the same percentage as determined by the Employer for each other Participant employed by that Employer for such Plan Year. Discretionary matching contributions made pursuant to this Section 4.3 shall be delivered to the Trustee no later than the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer which ends with or within such Plan Year. Any such discretionary matching contributions shall be made in cash, shares of Company Stock, or a combination thereof, as determined by the Employer in its sole discretion. Any such contributions made in cash shall be used or applied in the same manner by the Trustee as cash contributions are used or applied under Section 4.1(c)(1). The valuation rules applicable to Company Stock under Section 4.1(c)(1) shall apply to Company Stock contributed pursuant to this Section 4.3.

          Section 4.4.  Profit Sharing Contributions.  Subject to the
          -----------   ----------------------------
limitations set forth in Sections 4.7 and 7.6, the Employers shall in the aggregate contribute for each Plan Year an amount as may be determined by the Board of Directors in its sole discretion. The portion of the aggregate profit sharing contribution for a Plan Year which shall be made by each Employer shall, subject to Sections 4.7 and 7.6, equal that part of the aggregate profit sharing contribution which is allocated to the accounts of Participants employed by such Employer under Section 7.5(b). Profit sharing contributions for any Plan Year shall be made in cash and delivered to the Trustee no later than the due date, including extensions thereof, of the Employer's federal income tax return for the fiscal year of the Employer which ends with or within such Plan Year.

          Section 4.5.  Annual Limit on Elective Contributions.
          -----------   --------------------------------------
(a) General Rule. Notwithstanding the provisions of Section 4.1, a Participant's
    ------------
elective contributions made pursuant to Section 4.1 for any calendar year, together with amounts contributed under other plans or arrangements described in sections 401(k), 403(b), 408(k) or 408(p) of the Code, shall not exceed $10,000 (as adjusted for increases in the cost-of-living in accordance with section 402(g)(5) of the Code).

               (b)  Correction of Excess Elective Contributions.  If for any
                    -------------------------------------------
calendar year, the aggregate of (1) elective contributions to the Plan and (2) amounts contributed under other plans or arrangements described in sections 401(k), 403(b), 408(k) or 408(p) of the Code will exceed the limit described in
Section 4.5(a) for the calendar year in which such contributions were made ("excess elective contributions"), such Participant shall be permitted, pursuant to such rules and at such time following such calendar year as determined by the Committee, to submit a written request that the excess elective contributions, plus any income and minus any loss allocable thereto, be distributed to him. Such request shall be made on a form designated by the Committee that specifies the amount of such excess elective contributions to be distributed from the Plan for the calendar year. The request shall be accompanied by the Participant's written statement that if such amount is not distributed, the amounts contributed by the Participant under all plans and arrangements described under sections 401(k), 403(b), 408(k) and 408(p) of the Code will exceed the limit for such Participant under section 402(g) of the Code. The Committee shall direct the Trustee to distribute such amount no later than April 15 of the calendar year following the calendar year in which such excess elective contributions were made. The amount of any income or loss allocable to such excess elective contributions shall be determined pursuant to applicable Regulations. Notwithstanding the provisions of this Section 4.5, any such excess elective contributions shall be treated as "annual additions" for the purpose of Section 7.6.

          Section 4.6.  Limitations on Contributions and Adjustments for Highly
          -----------   -------------------------------------------------------
Compensated Employees.  (a)  Actual Deferral Percentage Test of Section
---------------------        ------------------------------------------
401(k)(3) of the Code. Notwithstanding the provisions of Section 4.1, if the
---------------------
elective contributions made pursuant to such section for a Plan Year fail to satisfy both of the tests set forth in this Section 4.6(a), the adjustments prescribed in Section 4.6(e)(1) shall be made.

          (1) The HCE average deferral percentage does not exceed the product of the NHCE average deferral percentage multiplied by 1.25.

          (2) The HCE average deferral percentage (A) does not exceed the NHCE average deferral percentage by more than two percentage points, and (B) does not exceed two times the NHCE average deferral percentage.


               (b)  Actual Contribution Percentage Test of Section 401(m) of the
                    ------------------------------------------------------------
Code.  Notwithstanding the provisions of Sections 4.2 and 4.3, if the aggregate
----
of the matching contributions and discretionary matching contributions made pursuant to Sections 4.2 and 4.3, respectively, fail to satisfy both of the tests set forth in this Section 4.6(b), the adjustments prescribed in Section 4.6(e)(2) shall be made.

          (1) The HCE average contribution percentage does not exceed the product of the NHCE average contribution percentage multiplied by 1.25.

          (2) The HCE average contribution percentage (A) does not exceed the NHCE average contribution percentage by more than two percentage points, and (B) does not exceed two times the NHCE average contribution percentage.


               (c)  Aggregate Limit on Contributions. Notwithstanding anything
                    --------------------------------
herein to the contrary, if the sum of the HCE average deferral percentage (as determined under Section 4.6(e)(1) after making the adjustments required by such section for the Plan Year) and the HCE average contribution percentage (as determined under Section 4.6(e)(2) after making the adjustments required by such section for the Plan Year) exceeds, or in the judgment of the Company is likely to exceed, the aggregate limit for such Plan Year, the adjustments prescribed in
Section 4.6(e)(3) shall be made.

               (d)  Definitions and Special Rules.  For purposes
                    -----------------------------
of this Section 4.6, the following definitions and special rules shall apply:

          (1) The "actual deferral percentage test" refers collectively to the tests set forth in Section 4.6(a)(1) and (2) relating to elective contributions. The actual deferral percentage test shall be satisfied if either of such tests are satisfied.

          (2) The "HCE average deferral percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make elective contributions for such Plan Year and who are highly compensated employees for such Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the elective contributions for the benefit of such Eligible Employee for such Plan Year (if any) to the total compensation for such Plan Year paid to such Eligible Employee.

          (3) The "NHCE average deferral percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who were eligible to make elective contributions for the prior Plan Year and who were not highly compensated employees for such prior Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the elective contributions for the benefit of such Eligible Employee for such prior Plan Year (if any) to the total compensation for such prior Plan Year paid to such Eligible Employee.

          (4) The "actual contribution percentage test" refers collectively to the tests set forth in Section 4.6(b)(1) and (2) relating to matching contributions and discretionary matching contributions. The actual contribution percentage test shall be satisfied if either of such tests are satisfied.

          (5) The "HCE average contribution percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who are eligible to make elective contributions and share in an allocation of corresponding matching contributions or discretionary matching contributions (if any) for such Plan Year, and who are highly compensated employees for such Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the sum of the matching contributions made pursuant to Section 4.2 and discretionary matching contributions made pursuant to Section 4.3 for the benefit of such Eligible Employee (if any) for such Plan Year to the total compensation for such Plan Year paid to such Eligible Employee.

          (6) The "NHCE average contribution percentage" for a Plan Year is a percentage determined for the group of Eligible Employees who were eligible to make elective contributions and share in an allocation of corresponding matching contributions or discretionary matching contributions (if any) for the prior Plan Year, and who were not highly compensated employees for such prior Plan Year. Such percentage shall be equal to the average of the ratios, calculated separately for each such Eligible Employee to the nearest one-hundredth of one percent, of the sum of the matching contributions and discretionary contributions made for the benefit of such Eligible Employee for such prior Plan Year (if any) to the total compensation for such prior Plan Year paid to such Eligible Employee.

          (7)  The "aggregate limit" shall equal the greater of (A) the sum of
     (i) 1.25 times the greater of the NHCE average deferral percentage or the NHCE average contribution percentage plus (ii) the lesser of (a) the sum of two percentage points and the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage and (b) 200% of the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage; or (B) the sum of (i) 1.25 times the lesser of the NHCE average deferral percentage or the NHCE average contribution percentage plus (ii) two percentage points plus the greater of (a) the NHCE average deferral percentage or (b) the NHCE average contribution percentage, but not greater than 200% of the greater of (a) and (b) above.

          (8) A "highly compensated employee" is, for a Plan Year, any Employee who is (a) a 5%-owner (as determined under section 416(i) of the Code) at any time during the Plan Year or the preceding Plan Year or (b) is paid compensation in excess of $80,000 (as adjusted for increases in the cost-of-living in accordance with section 414(q)(1)(B)(ii) of the Code) from an Employer for the preceding Plan Year; provided, however, that an
                                                   --------  -------
     Employee shall be taken into account under clause (b) herein only if such Employee was a member of the "top-paid group" (as defined in section 414(q)(3) of the Code) for the preceding Plan Year.

          (9)  The term "compensation" shall have the meaning set forth in section 414(s) of the Code or, in the sole discretion of the Company, any other meaning in accordance with the Code for these purposes.

          (10) If the Plan and one or more other plans of an Employer to which elective contributions or qualified nonelective contributions (as such term is defined in section 401(m)(4)(C) of the Code) are made are treated as one plan for purposes of section 410(b) of the Code, such plans shall be treated as one plan for purposes of this Section 4.6.

               (e)  Adjustments to Comply with Limits.  This Section 4.6(e) sets
                    ---------------------------------
forth the adjustments and correction methods which shall be used to comply with the actual deferral percentage test under section 401(k)(3) of the Code and the actual contribution percentage test under section 401(m) of the Code.

          (1)  Adjustments to Comply with Actual Deferral Percentage Test.  (A)
               ----------------------------------------------------------
     Adjustment to Elective Contributions of Highly Compensated Employees.  The
     --------------------------------------------------------------------
     Committee shall cause to be made such periodic computations as it shall deem necessary or appropriate to determine whether one of the tests set forth in Section 4.6(a) is satisfied during a Plan Year, and, if it appears to the Committee that such tests will not be satisfied, the Committee shall take such steps as it deems necessary or appropriate to adjust the elective contributions made pursuant to Section 4.1 for all or a portion of such Plan Year on behalf of each Participant who is a highly compensated employee to the extent necessary in order for one of such tests to be satisfied. If, as of the end of the Plan Year, the Committee determines that, notwithstanding any adjustments made pursuant to the preceding sentence, neither of the tests set forth in Section 4.6(a) was satisfied, the Committee shall calculate a total amount by which elective contributions must be reduced in order to satisfy either such test, in the manner prescribed by section 401(k)(8)(B) of the Code (the "excess contributions amount"). The amount to be returned to each Participant who is a highly compensated employee shall be determined by first reducing the elective contributions of each Participant whose actual dollar amount of elective contributions for such Plan Year is highest until such reduced dollar amount equals the next highest actual dollar amount of elective contributions made for such Plan Year on behalf of any highly compensated employee, or until the total reduction equals the excess contributions amount. If further reductions are necessary, then such elective contributions on behalf of each Participant who is a highly compensated employee and whose actual dollar amount of elective contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess contributions amount.

                    (B)  Corrective Distributions.  No later than 2 1/2 months
                         ------------------------
          after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Committee shall cause to be distributed to each affected Participant (i) the amount of elective contributions to be returned to such Participant pursuant to Section 4.6(e)(1)(A) above, plus any income and minus any loss allocable thereto, and (ii) any corresponding matching contributions and discretionary matching contributions related thereto, plus any income and minus any loss allocable thereto. The amount of any income or loss allocable to any such reductions to be so distributed, including income or loss attributable to the gap period (as defined in Regulations), shall be determined pursuant to applicable Regulations. The amount of elective contributions (and income or loss allocable thereto) to be distributed to a Participant hereunder shall be reduced by any excess elective contributions previously distributed to such Participant pursuant to
          Section 4.5 in order to comply with the limitations of section 402(g) of the Code. The unadjusted amount of any such reductions so distributed shall be treated as "annual additions" for purposes of
          Section 7.6 relating to the limitations under section 415 of the Code.

          (2)  Adjustments to Comply with Actual Contribution Percentage Test.
               --------------------------------------------------------------
     (A) Adjustment to Matching Contributions and Discretionary Matching
         ---------------------------------------------------------------
     Contributions of Highly Compensated Employees.  If, as of the end of the
     ---------------------------------------------
     Plan Year, after taking into account the distribution of matching contributions and discretionary matching contributions made on behalf of highly compensated employees pursuant to Section 4.6(e)(1)(B) above, the Committee determines that neither of the tests set forth in Section 4.6(b)(1) and (2) was satisfied, the Committee shall calculate a total amount by which matching contributions made pursuant to Section 4.2 and discretionary matching contributions made pursuant to Section 4.3 must be reduced in order to satisfy either such test, in the manner prescribed by section 401(m)(6)(B) of the Code (the "excess aggregate contributions amount"). For purposes of determining whether such tests are satisfied as described in the preceding sentence, the Committee can elect to treat a portion of the elective contributions made by Participants for a Plan Year as matching contributions, in accordance with Regulations. The amount to be reduced with respect to each Participant who is a highly compensated employee shall be determined by first reducing the matching contributions and discretionary matching contributions of each Participant whose actual dollar amount of matching contributions and discretionary matching contributions for such Plan Year is highest until such reduced dollar amount equals the next highest actual dollar amount of matching contributions and discretionary matching contributions made for such Plan Year on behalf of any highly compensated employee, or until the total reduction equals the excess aggregate contributions amount. If further reductions are necessary, then such matching contributions and discretionary matching contributions on behalf of each Participant who is a highly compensated employee and whose actual dollar amount of matching contributions and discretionary matching contributions made for such Plan Year is the highest (determined after the reduction described in the preceding sentence) shall be reduced in accordance with the preceding sentence. Such reductions shall continue to be made to the extent necessary so that the total reduction equals the excess aggregate contributions amount. Any reduction prescribed by this Section 4.6(e)(2)(A) shall be applied to a Participant's discretionary matching contributions first, and shall be applied to his matching contributions only after reduction of his discretionary matching contributions for such Plan Year to zero.

                    (B)  Corrective Distributions.  No later than 2 1/2 months
                         ------------------------
          after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Committee shall cause to be distributed to each affected Participant the amount of matching contributions and discretionary matching contributions to be reduced with respect to such Participant pursuant to Section 4.6(e)(2)(A) above, plus any income and minus any loss allocable thereto. The amount of any income or loss allocable to any such reductions to be so distributed, including income or loss attributable to the gap period (as defined in Regulations), shall be determined pursuant to applicable Regulations. The unadjusted amount of any reductions so distributed shall be treated as "annual additions" for purposes of Section 7.6 relating to the limitations under section 415 of the Code.

               (3)  Adjustments to Comply with the Aggregate Limit.  If, after
                    ----------------------------------------------
     making the adjustments required by Section 4.6(e)(1) and (2) for a Plan Year, the Committee determines that the sum of the average deferral percentage and the average contribution percentage for Participants who are highly compensated employees exceeds the aggregate limit for such Plan Year, the Committee shall within 2 1/2 months after the close of such Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year) adjust the matching contributions and discretionary matching contributions for such Plan Year on behalf of each Participant who is a highly compensated employee to the extent necessary to eliminate such excess. For purposes of the preceding sentence, the average deferral percentage and average contribution percentage for Participants who are highly compensated employees shall be equal to the highest deferral percentage and contribution percentage permissible in determining the excess contributions amount under section 401(k)(8)(B) of the Code pursuant to Section 4.6(e)(1), and the excess aggregate contributions amount under section 401(m)(6)(B) of the Code pursuant to Section 4.6(e)(2), respectively. The adjustment required by this Section 4.6(e)(3) shall be effected in the same manner described in Section 4.6(e)(2) relating to reductions made to satisfy the average contribution percentage test of the Code. In the event that further reductions are necessary, the Committee shall adjust the elective contributions for such Plan Year on behalf of each Participant who is a highly compensated employee to the extent necessary to eliminate such excess. Such adjustment shall be effected in the same manner described in
     Section 4.6(e)(1) relating to reductions made to satisfy the actual deferral percentage test.


          (f)  Designation of Qualified Nonelective Contributions.  Each Plan
               --------------------------------------------------
Year, the Committee may, to the extent permitted by the Secretary of Treasury, designate an amount of Employer contributions allocated to Participant accounts on behalf of any group of Participants to be treated as "qualified nonelective contributions" within the meaning of section 401(m)(4)(C) of the Code for purposes of applying the actual deferral percentage test and the actual contribution percentage test. Any such Employer contributions designated as qualified nonelective contributions and earnings related thereto shall be accounted for separately by the Trustee and shall be distributable pursuant to the provisions of the Plan concerning distributions of matching contributions (but no earlier than the Participant's separation from service or death).

          Section 4.7.   Limitation on Employer Contributions.  The
          -----------    ------------------------------------
contributions of an Employer for any Plan Year to the Plan shall not exceed the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes on account of such contributions for the fiscal year of such Employer that ends with or within such Plan Year. The profit sharing contributions of an Employer for any Plan Year to the Plan shall not exceed the then current or accumulated earnings and profits of such Employer. The determination of earnings and profits shall be made in accordance with the consistent application of generally accepted accounting principles. If an Employer's contributions would otherwise exceed either of the limitations prescribed in this Section 4.7, the amount of the Employer's contributions shall be reduced by the amount of such excess, and the amount allocable under Section
7.5 for such Plan Year to each Participant employed by such Employer shall be reduced to an amount which bears the same ratio to the amount thereof determined without regard to this Section 4.7 which the amount of such contributions minus such excess bears to the amount of such contributions.

          Upon an Employer's request, any contributions which were made by an Employer by reason of a good faith mistake of fact shall be returned to such Employer. Such Employer's request and the return of any such contributions must be made within one year after the contributions were made. Any portion of any contributions made by an Employer which exceeds the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes by reason of a good faith mistake in determining the maximum allowable deduction shall be returned to such Employer within one year after the deduction is disallowed. The amount to be returned to an Employer pursuant to this Section
4.7 shall be the excess of the amount contributed over the amount that would have been contributed had there not been a mistake of fact or a mistake in determining the maximum allowable deduction. Earnings attributable to the mistaken contributions shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned. If the return to the Employer of the amount attributable to the mistaken contributions would cause the balance of any Participant's account as of the date such amount is to be returned (determined as if such date coincided with the close of a Plan Year) to be reduced to less than what would have been the balance of such account as of such date had the mistaken amount not been contributed, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                   ARTICLE 5
                                   ---------

                            ROLLOVER CONTRIBUTIONS
                            ----------------------

          Section 5.1.   Requirements for Rollover Contributions.  If an
          -----------    ---------------------------------------
Eligible Employee receives, either before or after becoming a Participant, an eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of the Code or from a qualified annuity plan described in section 403(a) of the Code, then such Eligible Employee may contribute to the Plan an amount which does not exceed the amount of such eligible rollover distribution (including the proceeds from the sale of any property received as part of such eligible rollover distribution) less the amount considered contributed to such trust or annuity plan by the Eligible Employee (determined by applying section 402(d)(4)(D)(i) of the Code). If an Eligible Employee receives, either before or after becoming a Participant, a distribution or distributions from an individual retirement account or individual retirement annuity (within the meaning of section 408 of the Code) and the amount received represents the entire amount in such account or the entire value of such annuity and no amount in such account or no value of such annuity is attributable to a source other than an eligible rollover distribution (within the meaning of section 402(c)(4) of the Code) from an employees' trust described in section 401(a) of the Code which is exempt from tax under section

501(a) of the Code or from a qualified annuity plan described in section 403(a) of the Code and any earnings on such a rollover distribution, then such Eligible Employee may contribute to the Plan such distribution or distributions.

          Section 5.2.   Delivery of Rollover Contributions.  Any rollover
          -----------    ----------------------------------
contribution pursuant to this Article 5 shall be delivered by the Eligible Employee to the Committee and by the Committee to the Trustee on or before the 60th day after the day on which the Eligible Employee receives the distribution (or on or before such later date as may be prescribed by law). Any such contribution must be accompanied by (a) a statement of the Eligible Employee that to the best of his knowledge the amount so transferred meets the conditions specified in Section 5.1 and (b) a copy of such documents as may have been received by the Eligible Employee advising him of the amount and character of such distribution. Notwithstanding the foregoing, the Committee shall not accept a rollover contribution if in its sole judgment accepting such contribution would cause the Plan to violate any provision of the Code or Regulations and the Committee shall not be required to accept a contribution to the extent it consists of property other than cash.

          Section 5.3.   Special Accounting Rules for Rollover Contributions.
          -----------    ---------------------------------------------------
If an Eligible Employee makes a rollover contribution, the Committee shall establish and maintain, or cause to be established and maintained, for such Eligible Employee a rollover contributions account and the Eligible Employee's rollover contribution shall be credited to such account as of the date on which such contribution is delivered to the Trustee. If a rollover contribution is made by an Eligible Employee prior to his becoming a Participant, such Eligible Employee shall until such time as he becomes a Participant be deemed to be a Participant for all purposes of the Plan except for the purposes of the allocation of contributions pursuant to
Article 4 and any determination of when he becomes a Participant pursuant to
Article 3 or 9.

                                   ARTICLE 6
                                   ---------

                                     TRUST
                                     -----

          A Trust shall be created by the execution of a Trust agreement between the Company and the Trustee. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of the Plan and the Trust agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons (or such qualified plans or individual retirement accounts) and in such amounts as the Committee shall direct in accordance with the Plan.

                                   ARTICLE 7
                                   ---------

                             PARTICIPANT ACCOUNTS
                             --------------------

          Section 7.1.   Participant Accounts.  The Committee shall establish
          -----------    --------------------
and maintain or cause to be established and maintained separate accounts for each Participant. The accounts maintained for a Participant shall include (a) a Basic Contributions account, to which shall be credited any Basic Contributions made pursuant to Section 4.1 (and any earnings or losses thereon), (b) an Additional Contributions account, to which shall be credited any Additional Contributions made pursuant to Section 4.1 (and any earnings or losses thereon),
(c) a matching contributions account, to which shall be credited any matching contributions made pursuant to Section 4.2 (and any earnings or losses thereon) and any discretionary matching contributions made pursuant to Section 4.3 (and any earnings or losses thereon), (d) a profit sharing contributions account, to which shall be credited any profit sharing contributions made pursuant to
Section 4.4 (and any earnings or losses thereon), (e) a rollover contributions account, to which shall be credited any rollover contributions made pursuant to
Article 5 (and any earnings or losses thereon), (f) a frozen voluntary contributions account, to which shall be credited the balance of the voluntary contributions account(s) under the Stock Purchase Plan and/or the Profit Sharing Plan as of December 31, 1997 (and any earnings or losses thereon) (g) a frozen employer contributions account, to which shall be credited the sum of the balances of the accounts, other than the voluntary contributions account, under the Profit Sharing Plan as of December 31, 1997 (and any earnings or losses thereon) and (h) such other accounts as the Committee may establish from time to time.

          Each such account shall be divided and invested in accordance with
Section 7.2 among such separate investment funds maintained or employed by the Trustee as may be designated by the Company from time to time, which may include but are not limited to, investments in securities of open-end or closed-end investment companies and investments in any suitable collective investment fund maintained by any bank or trust company. An investment fund called the "Company Stock Fund" shall be established and maintained, as well as three or more additional separate investment funds as directed by the Company. The assets of the Company Stock Fund shall be invested primarily in shares of Company Stock. Such assets also may be invested in short-term liquid investments, to the extent determined by the Trustee to be necessary to satisfy such fund's cash needs.

          Unless the context requires otherwise, a Participant's "account" and "account balance" shall mean all accounts and the aggregate value of all accounts, respectively, maintained for such Participant pursuant to the Plan and Trust. Such accounts shall be solely for accounting purposes and there shall be no segregation of assets of the Trust or of any of the separate investment funds among separate accounts. The books of account, forms and accounting methods used in the administration of Participants' accounts shall be the responsibility of, and shall be subject to the supervision and control of, the Committee.

          Section 7.2.  Investment of Participant Accounts.  (a) Investment
          -----------   ----------------------------------       ----------
Election.  Except as provided in Section 7.2(c), each Participant shall, at the
--------
time and in the manner prescribed by the Committee and in accordance with rules and procedures prescribed by the Committee, specify the amount or percentage of his existing account balances and the percentage of any future contributions (in multiples established by the Committee from time to time) that are to be invested in each of the separate investment funds. Such opportunity to direct investment is offered in accordance with Section 404(c) of ERISA. Thus, except as otherwise provided in Section 404(c) of ERISA, all investment directions made pursuant to this Section 7.2 shall be followed and fiduciaries for the Plan shall not be liable for any losses that are the direct and necessary result of an Employee's investment direction. During any period in which no direction as to the investment of a Participant's account balances and contributions is on file with the Committee, such account balances and contributions will be invested in the investment fund or funds designated by the Committee. Notwithstanding the foregoing, no such investment election may be made during the period commencing on January 1, 1998 and ending on March 31, 1998 (or such other date the Committee shall determine the Trustee is prepared to implement timely and properly such elections). Prior to such date, amounts not otherwise required to be invested in Company Stock shall be invested in the investment fund or funds designated by the Committee.

          (b)  Change of Investment Election.  A Participant may elect, at the
               -----------------------------
time and in the manner prescribed by the Committee and in accordance with rules and procedures prescribed by the Committee, to change his investment election as of any Valuation Date. Unless so changed, an election once made shall remain in effect.

          (c) Special Rule for Account Balances under the Stock Purchase Plan as
              ------------------------------------------------------------------
of December 31, 1997 and Basic Contributions, Matching Contributions and
------------------------------------------------------------------------
Discretionary Matching Contributions.  Notwithstanding Sections 7.2(a) and (b)
------------------------------------
and subject to Section 7.2(d), a Participant's account balances under the Stock Purchase Plan as of December 31, 1997 and a Participant's Basic Contributions, matching contributions and discretionary matching contributions (and any earnings on such account balances or contributions) shall be invested in the Company Stock Fund. A Participant shall not be permitted to provide any investment direction with respect to such amounts.

          (d)  Investment Election for Purposes of Diversification.
               ---------------------------------------------------
Notwithstanding Section 7.2(c), Participants whose account balances or a portion of such account balances otherwise must be invested at all times in the Company Stock Fund may make diversification investment elections, in the manner prescribed by the Committee, as follows:

     (1) A Participant who has attained age 55 (but not age 60) may elect at any time to transfer up to 50% of his Company Stock Fund account balance to one or more other available investment funds. Such election shall be made in the manner, and is subject to the rules, prescribed by the Committee.

     (2) A Participant who has attained age 60 may elect at any time to transfer all or any portion of his Company Stock Fund account balance to one or more other available investment funds. Such election shall be made in the manner, and is subject to the rules, prescribed by the Committee.

     (3) A Participant who had not attained age 55 as of December 31, 1997 may make a one-time election at any time between January 1, 1998 and March 15, 1998 to transfer up to 50% of his account balances under the Stock Purchase Plan as of December 31, 1997 attributable to elective contributions from the Company Stock Fund to one or more other available investment funds. Such election shall be made in the manner, and is subject to the rules, prescribed by the Committee.

     The Committee, in its sole discretion, may prescribe additional rules and procedures with respect to any investment election for purposes of diversification. A Participant who elects to diversify amounts pursuant to this
Section 7.2(d) may, after diversification, make additional investment elections with respect to such diversified amounts pursuant to Sections 7.2(a) and (b), including an election to reinvest, or reinvest and withdraw, such amounts from the Company Stock Fund. Notwithstanding anything in Section 7.2(a) to the contrary, if any Participant fails to make an investment election for purposes of diversification pursuant to this Section 7.2(d), such account balances shall remain invested in the Company Stock Fund.

          Section 7.3.  Allocation to Participants' Accounts of Net Income of
          -----------   -----------------------------------------------------
Trust and Fluctuation in Value of Trust Assets.  As soon as administratively
----------------------------------------------
practicable after each Valuation Date, the net worth of each separate investment fund (as determined pursuant to Section 7.4) shall be determined as of such Valuation Date. If the net worth of any investment fund as of any Valuation Date is more or less than the total of all account balances of all Participants as of such Valuation Date to the extent such balances are allocable to such investment fund, then the amount of any excess or deficiency shall as of such Valuation Date be allocated and credited or charged to such accounts in the proportion that the adjusted balance of each such account (to the extent allocable to the investment fund in question) as of the preceding Valuation Date bears to the total of the adjusted balances of all such accounts as of the preceding Valuation Date. For purposes of the preceding sentence, the adjusted balance of each account allocable to a particular investment fund shall be the balance in such account allocable to such investment fund as of the preceding Valuation Date after making all allocations as of such preceding Valuation Date prescribed by this Article 7 to the extent allocable to such investment fund, if any, reduced by the amount of any withdrawals or distributions from such account made after such preceding Valuation Date to the extent allocable to such investment fund, and further reduced or increased in such manner as the Committee determines in its sole discretion to be necessary to provide an equitable allocation of any change in the value of the net worth of the investment fund.

          Section 7.4.  Determination of Net Worth of Investment Funds.  The
          -----------   ----------------------------------------------
net worth of any separate investment fund as of any Valuation Date shall be the fair market value of all assets (including any uninvested cash) held by or with respect to such investment fund as of such date, as determined by the Trustee on the basis of such evidence and information as it may deem pertinent and reliable, reduced by any liabilities of the Trust Fund as of such date, other than Participants' accounts, which are allocable to such investment fund. For purposes of the preceding sentence, such other liabilities of the Trust Fund as of any Valuation Date, if any, shall be allocated among the investment funds in the proportion that the net worth of each such investment fund as of the preceding Valuation Date bears to the net worth of the Trust Fund as of the preceding Valuation Date.

          Section 7.5.  Allocation of Employer Contributions to Participants'
          -----------   -----------------------------------------------------
Accounts. (a)  Contributions made pursuant to Sections 4.1, 4.2 and 4.3 shall
--------
be allocated to the respective accounts of each Participant for whom such contributions are made as soon as practicable after the Valuation Date coinciding with or next following the date on which such contributions are delivered to the Trustee and shall be credited to each such Participant's accounts as of such Valuation Date.

          (b)  The aggregate contribution made by the Employers pursuant to
Section 4.4 for a Plan Year shall be allocated to the accounts of all Participants eligible for a profit sharing contribution (as determined under Section 3.1(b)) who (i) are Eligible Employees as of the last day of such Plan Year and complete at least 1,000 Hours of Employment in such Plan Year, (ii) retire during such Plan Year after attaining age 65, (iii) retire during such Plan Year after attaining age 55 and completing at least Six Years of Service,
(iv) die or suffer a Disability during such Plan Year or (v) transfer from employment with an Employer to employment with an Affiliate that is not an Employer during such Plan Year and are still employed by such Affiliate as of the last day of such Plan Year and complete at least 1,000 Hours of Employment in such Plan Year. Such contribution shall, to the extent it does not exceed the product of the rate of tax under section 3111(a) of the Code as in effect at the beginning of the Plan Year multiplied by the total Profit

Sharing Compensation of all such persons for such Plan Year, be allocated among the accounts of such persons in the proportion that each such person's Profit Sharing Compensation for such Plan Year bears to the total Profit Sharing Compensation of all such persons for such Plan Year. The balance of such contribution, if any, shall be allocated among the accounts of such persons in the proportion that each such person's Compensation for such Plan Year bears to the total Compensation of all such persons for such Plan Year. The contribution shall be allocated as soon as practicable after the last day of the Plan Year for which the contribution is made and shall be credited to Participants' accounts as of the date of allocation.

          Section 7.6.  Statutory Limitations on Allocations to Participants'
          -----------   -----------------------------------------------------
Accounts.  Notwithstanding any other provisions of the Plan, the amount
--------
allocated to a Participant's accounts under the Plan for each Plan Year shall be limited so that (a) the aggregate annual additions to the Participant's accounts in the Plan and in all other defined contribution plans maintained by his employer shall not exceed the lesser of (1) $30,000 (as adjusted for increases in the cost-of-living in accordance with Section 415(d) of the Code) and (2) 25% of the Participant's compensation for such Plan Year; and (b) with respect to Plan Years commencing prior to January 1, 2000, the sum of (1) and (2) below shall not exceed 1.

               (1) The sum of the separate amounts determined as follows for each Plan Year during which the Participant shall have participated in the Plan or in any other defined contribution plan or plans maintained by his employer (computed as of the close of the Plan Year for which these computations are being made):

                    (A) the aggregate annual additions to the Participant's accounts in all of such plans for each such Plan Year, divided by

                    (B) the lesser of (i) 125% of the maximum dollar amount which under section 415(c)(1)(A) of the Code could have been contributed on behalf of the Participant to a defined contribution plan and (ii) 35% of the Participant's compensation, for each such Plan Year, respectively.

               (2) The aggregate projected annual benefit of the Participant under all defined benefit plans maintained by his employer (determined as of the close of the Plan Year for which these computations are being made) divided by the lesser of:

                    (A)  125% of the maximum dollar limitation contained in
          section 415(b)(1)(A) of the Code as adjusted for increases in the cost-of-living pursuant to section 415(d) of the Code, and

                    (B) 140% of the average of the Participant's compensation for the three consecutive calendar years of his participation in such defined benefit plans during which his compensation was the highest.

          If the amount to be allocated to a Participant's accounts pursuant to
Section 7.5 for a Plan Year would exceed any of the limitations set forth in this Section 7.6, the amount which would otherwise be allocated to such Participant's accounts for such Plan Year under any other defined contribution plans maintained by an employer shall be reduced until the amount to be allocated to the Participant's accounts under the Plan is not so limited or until the amount allocated under all such other plans has been reduced to zero, whichever occurs first.

          If after such reduction has been made, the amount to be allocated to a Participant's accounts for such Plan Year remains limited by this Section 7.6 as a result of a reasonable error in estimating a Participant's compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to a Participant under the limits of section 415 of the Code, or under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, and the excess contribution cannot be returned to the employer, then

               (i) the elective contributions made pursuant to Section 4.1 (plus any income or gains and minus any loss allocable thereto) shall be distributed to the Participant to the extent necessary to comply with such limitations, and if such limitations shall still be exceeded after distributing such contributions,

               (ii) the amount of annual additions in excess of such limitations (after making the distribution under (i) above) (plus any income and minus any loss allocable thereto) shall be reallocated among all remaining Participants to the extent such reallocation is not limited by this Section 7.6. If after such reallocation, the amount to be allocated to all Participants' accounts is limited by this Section 7.6, the remainder of the contribution for the Plan Year shall be held by the Trustee in a suspense account, and until fully allocated to Participants' accounts, the balance remaining in such suspense account, together with any earnings on such balance, shall be allocated in each succeeding Plan Year in accordance with the previous sentence, to the extent such allocation is not limited by this Section 7.6. Upon termination of the Plan, any balance in such suspense account shall be returned to the employers as determined by the Company, but only if the allocation of such amount to Participants upon Plan termination would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code.

          For purposes of this Section 7.6, the "annual additions" for a Plan Year to a Participant's accounts under the Plan and any other defined contribution plan maintained by an employer is the sum during such Plan Year of:

               (i) the amount of Employer contributions allocated to such Participant's accounts pursuant to Sections 4.1, 4.2, 4.3 and 4.4 of this Plan and pursuant to any other defined contribution plan maintained by an employer,

               (ii) the amount of forfeitures allocated to such Participant's accounts,

               (iii) the amount allocated to any individual medical benefit account (as defined in section 415(l) of the Code) maintained on behalf of the Participant, and

               (iv) the amount of contributions by the Participant to any such plan (excluding any rollover contributions within the meaning of Sections 402(a)(5), 403(a)(4), 408(d)(3) and
                     409(b)(3)(C) of the Code).

For purposes of this Section 7.6, the terms "defined contribution plan," "projected annual benefit," "defined benefit plan" and "compensation" shall have the meanings set forth in section 415 of the Code and the Regulations promulgated thereunder, and the term "employer" shall include the Company and all Affiliates, as such term is defined in subdivision (2) of Article 2 but as modified by section 415(h) of the Code.

          Section 7.7.  Correction of Error.  If it comes to the attention of
          -----------   -------------------
the Committee that an error has been made in any of the allocations prescribed by this Article 7, appropriate adjustment shall be made to the accounts of all Participants and Distributees who are affected by such error, except that no adjustment need be made with respect to any Distributee whose account has been distributed in full prior to the discovery of such error.

                                   ARTICLE 8
                                   ---------

                         DISTRIBUTIONS AND WITHDRAWALS
                         -----------------------------

          Section 8.1.  Circumstances Entitling Participant to Distribution of
          -----------   ------------------------------------------------------
His Accounts.  (a)  In General.  Amounts contributed by or on behalf of a
------------        ----------
Participant shall be fully vested and nonforfeitable at all times. A Participant, or his designated Beneficiary, as the case may be, shall be entitled to receive the entire balance credited to his accounts, determined as of the Valuation Date coinciding with or next following the date as of which such balance is to be distributed as described in Section 8.4 (or such other date prescribed by the Committee), (1) upon termination for any reason of the Participant's employment with all Employers and Affiliates, (2) upon the

Participant's death or Disability, (3) upon the Participant's eligibility for and request of an in-service withdrawal pursuant to Section 8.6 or (4) upon termination of the Plan.

          (b)  Distribution under Qualified Domestic Relations Order. An
               -----------------------------------------------------
alternate payee under a qualified domestic relations order (as defined in section 414(p) of the Code) may elect that a distribution of his accounts under the Plan occur prior to the date that the Participant with respect to such qualified domestic relations order has attained his earliest retirement age (as defined in section 414(p) of the Code); provided, however, that a distribution
                                        --------  -------
to an alternate payee prior to such Participant's attainment of his earliest retirement age is available only if the qualified domestic relations order specifies distribution prior to such time or permits the alternate payee, subsequent to the entering of the qualified domestic relations order by the court, to elect distribution prior to such time. Nothing in this Section 8.1(b) shall permit a Participant to receive a distribution of his accounts at a time otherwise not permitted under the Plan.

          Section 8.2.  Form of Distribution.  (a)  In General.  Except as
          -----------   --------------------        ----------
provided in Sections 8.2(b) and (d), a Participant may elect distribution of his accounts under the Plan in the following forms:

          (1)  by lump sum payment; or

          (2) by payment in a series of monthly installments over a period of 5, 10 or 15 years, as selected by the Participant; provided, however, that
                                                        --------  -------
     the selected number of years shall not be longer than the joint life expectancy of the Participant and his Beneficiary, or in the case of a Distributee other than the Participant, the life expectancy of the Distributee; and provided further, that (A) if distribution is payable to
                      -------- -------
     the Participant, the aggregate installment paid in any one Plan Year shall be at least equal to the remaining balance of the Participant's account at the beginning of such Plan Year divided by the then joint life expectancy of the Participant and his Beneficiary, and (B) if the Participant's Beneficiary is an individual other than his spouse, the present value (as determined by the Committee) of the installments expected to be paid to the Participant shall not be less than 50% of the balance of his account at the time distributions hereunder shall commence or shall otherwise comply with the minimum distribution incidental benefit requirements of section 401(a)(9) of the Code and the Regulations thereunder. The life expectancy of the Participant or his spouse may, in the sole discretion of the Committee, be redetermined as of April 1 of each calendar year after payments under this Section 8.2(a)(2) have commenced. If a balance remains in an account at the expiration of the period of time over which installments are to be paid, such balance shall be paid to the Distributee in a lump sum. If the balance in an account is insufficient to complete the number of installments initially contemplated, payment of installments shall terminate upon exhaustion of the account.

Subject to Section 8.2(b), if a Participant has failed to elect the form of distribution at the time distribution is scheduled to commence, his accounts shall be distributed by lump sum payment.

          (b)  Protected Forms of Distribution with Respect to Account Balances
               ----------------------------------------------------------------
under the Profit Sharing Plan as of December 31, 1997.  Notwithstanding Section
-----------------------------------------------------
8.2(a), a Participant with an account balance under the Profit Sharing Plan as of December 31, 1997 shall receive the portion of his accounts attributable to such account balance and any earnings thereon

(the "Frozen Profit Sharing Account Balance") in one of the following forms, unless he has elected an optional method of distribution pursuant to Section 8.2(c) or Section 8.2(d) applies:

          (1)  Joint and Survivor Annuity.  If such a Participant becomes
               --------------------------
     eligible to receive his Frozen Profit Sharing Account Balance other than by reason of the Participant's death, and he is married on the date he becomes thus eligible, then any distribution to which he is entitled with respect to his Frozen Profit Sharing Account Balance shall be paid in substantially equal monthly payments for the Participant's remaining lifetime and thereafter, if his spouse shall survive him, and without regard to whether or not the Participant dies before receiving any payments, such spouse shall receive payments during the remainder of her lifetime, each such payment being one-half of the amount of each payment payable to the Participant during the Participant's lifetime, which may be accomplished through the purchase of a single premium joint and survivor annuity contract.

          (2)  Pre-retirement Surviving Spouse Annuity.  If such a Participant's
               ---------------------------------------
     employment is terminated by the Participant's death and he was married on the day of his death, then any distribution with respect to his Frozen Profit Sharing Account Balance shall be paid in substantially equal monthly payments for the spouse's remaining lifetime, which may be accomplished through the purchase of a single premium annuity contract.

          (3)  Single Annuity.  If such a Participant becomes eligible to
               --------------
     receive his Frozen Profit Sharing Account Balance and he is not married on the date he becomes eligible, he shall receive his Frozen Profit Sharing Account Balance in the form of an annuity providing the Participant with monthly payments for the period of his lifetime.


               (c)  Optional Methods of Distribution.  Subject to the special
                    --------------------------------
rules described in Section 8.5, a Participant with a Frozen Profit Sharing Account Balance may elect to receive such balance under the Plan in either of the forms of distribution provided in
Section 8.2(a).

               (d)  Small Benefits Payable in Lump Sum.  Notwithstanding any
                    ----------------------------------
provision of the Plan to the contrary, if the amount of the Participant's accounts to be distributed does not exceed $5,000 (or such other amount prescribed by section 411(a)(11) of the Code) (such amount referred to herein as the "small benefit amount"), such amount shall be distributed in a lump-sum cash payment as soon as practicable after the Valuation Date coinciding with or next following the Participant's termination of employment with all Employers and Affiliates (or such other date prescribed by the Committee). For purposes of this Section 8.3(d), if at the time of any distribution the value of a Participant's accounts exceed the small benefit amount, the value of the Participant's accounts at the time of any subsequent distribution will be deemed to exceed the small benefit amount.

          Section 8.3.  Medium of Distribution.  Account balances of $1,000
          -----------   ----------------------
(or, effective January 1, 1999, $3,000) or more invested in the Company Stock Fund shall be distributed in shares of Company Stock; provided, however, that
                                                      --------  -------
the value of any fractional shares of Company Stock shall be distributed in cash. Account balances invested in the other funds or account balances of less than $1,000 (or, effective January 1, 1999, $3,000) invested in the Company Stock Fund shall be distributed in cash;

provided, however, that account balances of less than $1,000 (or, effective
--------  -------
January 1, 1999, $3,000) invested in the Company Stock Fund may be distributed in Company Stock at the election of the Participant.

          Section 8.4.  Time of Distribution.  Distribution shall commence as
          -----------   --------------------
soon as administratively practicable on or after the date on which the Participant or the Participant's Beneficiary becomes entitled to such distribution or, subject to Section 8.2(d), such later time as the Participant or the Participant's Beneficiary, as the case may be, elects, which election may be changed prior to the commencement of distribution in such manner as may be prescribed by the Committee; provided, however, that:
                             --------  -------

               (a) In no event shall distribution with respect to a Participant who has terminated employment commence later than the 60th day of the Plan Year following the Plan Year in which contains the later of (i) the date on which the Participant attains age 65 and (ii) the date on which the Participant terminates employment.

               (b) With respect to a Participant who continues in employment after attaining age 70 1/2, distribution of the Participant's account balance shall commence no later than the Participant's required beginning date. For purposes of this

Section 8.4(b), the term "required beginning date" shall mean (i) with respect to a Participant who is a 5%-owner (within the meaning of section 416(i) of the
Code), April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and (ii) with respect to any other Participant, April 1 of the calendar year following the calendar year in which the Participant retires. Notwithstanding the foregoing, (1) a Participant who is not a 5%-owner and who attains age 70 1/2 prior to January 1, 1999 shall be permitted to elect that distribution commences no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and (2) a Participant who is not a 5% owner, who attained age 70 1/2 prior to January 1, 1997 and who continues in employment may elect to stop distribution of his account balance at any time prior to the end of the remedial amendment period with respect to the Small Business Job Protection Act of 1996, as prescribed by the Internal Revenue Service pursuant to section 401(b) of the Code; provided, however, that such election shall be subject to the terms of any
      --------  -------
applicable qualified domestic relations order within the meaning of section 414(p) of the Code; and provided further that for purposes of section 417 of the
                        -------- -------
Code, to the extent that such a Participant has a Frozen Profit Sharing Account Balance, the recommencement of distribution of such Frozen Profit Sharing Account Balance shall not be treated as a new annuity starting date and prior to such recommencement spousal consent pursuant to Section 8.5 of the Plan shall be required if the Participant elects to recommence distribution either in a different form than the form in which such account balance was being distributed prior to the cessation of distribution or with a different Beneficiary. Distributions made under this Section 8.4(c) shall be made in the manner described in section 401(a)(9) of the Code and Regulations thereunder.

               (c) Distributions commencing after the Participant's death shall be completed within five years after the death of the Participant, except that
(1) if the Participant's Beneficiary is the Participant's spouse, such Beneficiary may elect to receive any form of distribution described in this
Article 8 commencing no later than the later of (A) December 31 of the calendar year in which the Participant died and (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2 had the Participant survived, and (2) if the Participant's Beneficiary is a natural person other than the Participant's spouse and distribution commences not later than one year after the Participant's death, such Beneficiary may elect to receive such distributions over a period not longer than the life expectancy of such Beneficiary. If at the time of the Participant's death, distribution of the Participant's benefit has commenced, the remaining portion of the Participant's benefit shall be paid in the manner elected by the Participant's Beneficiary, but at least as rapidly as was the method of distribution being used prior to the Participant's death;

               (d) If upon the Participant's death, whether before or after distribution has commenced, any amount is distributable to an entity other than a natural person, such distribution shall be made within five years after the Participant's death; and

               (e) Any Participant entitled to an allocation of a profit sharing contribution for a Plan Year under Section 7.5(b) and who receives a lump-sum distribution prior to the allocation of such profit sharing contribution for such Plan Year shall as soon as practicable after the allocation of such contribution receive an additional distribution equivalent to such profit sharing contribution.

          Section 8.5.  Special Rules Relating to Annuity Form of Benefit.
          -----------   -------------------------------------------------
The provisions of this Section 8.5 shall apply only to a Participant with a Frozen Profit Sharing Account Balance.

               (a)  Election By Participant to Receive His Distribution Other
                    ---------------------------------------------------------
Than By Annuity.  A Participant may, on a form provided by the Committee, and
---------------
during his election period, elect (or revoke a prior election) to have any distribution to which he may become entitled made in a manner other than as described in

Section 8.2(b), provided, however, that if the Participant is married, no such
                --------  -------
election shall be effective unless the Participant's spouse shall have consented thereto in writing at the time of such election and such consent acknowledges the effect thereof and is witnessed by a Plan representative or a notary public, or it is established to the satisfaction of the Committee that such consent cannot be obtained because the Participant's spouse cannot be located or such other circumstances as may be prescribed by Regulations. A Participant's election period shall be the 90-day period immediately preceding the distribution date.

               (b)  Notice to Participants of Availability of Election.  No
                    --------------------------------------------------
less than 30 days (or 8 days, to the extent that a Participant, with the consent of his spouse, elects to waive such 30 day period pursuant to Section 417(a)(7)(A) of the Code) and no more than 90 days before a Participant's distribution date, the Committee shall give such Participant by mail or personal delivery written notice in nontechnical language of his right to make the election described in Section 8.5(a). Such notice shall include a general description of the annuity payment described in Section 8.2(b)(1). Such notice shall also advise the Participant that upon written request to the Committee prior to the end of his election period, he will be given a written explanation in nontechnical language of the terms and conditions of such annuity payment, of the other methods of distribution available pursuant to Section 8.2 and of the amount of each payment which he would be entitled to receive under such annuity or under such other methods of distribution, all based upon the balances of his accounts as of the preceding Valuation Date. Such explanation shall be provided to the Participant by mail or personal delivery within 30 days from the date his written request is received by the Committee. Notwithstanding the provisions of Section 8.5(a), a Participant's election period shall end no earlier than 90 days after the date such explanation, if requested, is mailed or personally delivered to the Participant.

          Section 8.6.  In-Service Withdrawals from Participant Accounts.  (a)
          -----------   ------------------------------------------------
Frozen Voluntary Contributions Account.  A Participant may at any time, pursuant
--------------------------------------
to the procedures and subject to the conditions prescribed by the Committee, withdraw all or any part of the value of the balances credited to his frozen voluntary contributions account.

               (b)  Withdrawals after Age 59-1/2.  Upon attaining age 59-1/2, a
                    ----------------------------
Participant who is an Employee may at any time, pursuant to the procedures and subject to the conditions prescribed by the Committee, withdraw all or any part of (i) the value of the balances credited to his rollover account, Additional Contributions account, Basic Contributions account and matching contributions account and (ii) the value of the balances credited to any other accounts, to the extent diversified pursuant to Section 7.2(d)). Any amounts withdrawn pursuant to this Section 8.6(b) shall be debited from the Participant's accounts in the order such accounts were listed in the previous sentence.

               (c)  Financial Hardship. A Participant who has demonstrated a
                    ------------------
financial hardship may at any time, pursuant to the procedures and subject to the conditions prescribed by the Committee, withdraw all or any part of (i) the value of the balances credited to his rollover account, Additional Contributions account, Basic Contributions account and matching contributions account and (ii) the value of the balances credited to any other accounts, to the extent diversified pursuant to Section 7.2(d)). Any amounts withdrawn pursuant to this
Section 8.6(c) shall be debited from the Participant's accounts in the order such accounts were listed in the previous sentence. The determination of the existence of financial hardship and the amount required to be distributed to satisfy the need created by the hardship will be made by the Committee in a uniform and non-discriminatory manner subject to the following rules:

          (1) A financial hardship shall be deemed to exist if the financial need is on account of:

               (A) medical expenses described in section 213(d) of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in section 152 of the Code);

               (B) the purchase (excluding mortgage payments) of a principal residence of the Participant;

               (C) the payment of tuition, related educational fees and room and board for the next 12-months of post-secondary education for the Participant or the Participant's spouse, children or dependents; or

               (D) the need to prevent eviction of the Participant from his principal residence or foreclosure of the Participant's principal residence.

          (2) A Participant shall be required to certify to the Committee in the manner prescribed by the Committee both the reason for the financial need and that such need cannot be satisfied from sources other than a hardship withdrawal from the Plan. The Participant shall be required to submit any additional supporting documentation as may be requested by the Committee, including any documentation that demonstrates to the satisfaction of the Committee that the distribution is not in excess of the amount of the immediate and heavy financial need.

          (3) A distribution shall be treated as necessary to satisfy a financial need only if the Participant certifies to the Committee (and if the Committee has no reason to believe that such certification is inaccurate) that such distribution cannot be relieved by or through:

               (A)  reimbursement or compensation by insurance or otherwise;

               (B) reasonable liquidation of the Participant's assets (including for this purpose assets of the Participant's spouse and minor children that are reasonably available to the Participant), to the extent such liquidation would not itself cause an immediate and heavy financial need; or

               (C) other distributions or nontaxable (at the time of the loan) loans from plans maintained by an Employer or by another employer, or by borrowing from commercial sources on reasonable commercial terms.

          (4) Notwithstanding any provision of the Plan to the contrary, the minimum amount of any hardship withdrawal made pursuant to this Section 8.6(c) shall be $100. Amounts eligible for withdrawal pursuant to this Section 8.6(c) are subject to reduction in the sole discretion of the Committee to take into account the investment experience of the Trust Fund between the preceding Valuation Date and the date of withdrawal.

          (5) Notwithstanding any provision of the Plan to the contrary, a Participant who receives a hardship distribution hereunder shall be prohibited from making any elective contributions under section 4.1 until the first payroll period which is at least 12 months after the date of the hardship distribution. At such time, such a Participant may elect to resume making elective contributions in accordance with the procedures set forth in Section 4.1(b).

          (6) Notwithstanding any provision of the Plan to the contrary, earnings credited to a Participant's Basic Contributions account and Additional Contributions account after December 31, 1988 shall not be available for withdrawal pursuant to this Section 8.6(c).


          (d) Miscellaneous Rules Relating to In-Service Withdrawals.  All
              ------------------------------------------------------
withdrawals made pursuant to this Section 8.6 shall be paid in cash; provided that with respect to the portion of any such withdrawals invested in the Company Stock Fund, the rules as to distributions in Company Stock set forth in Section
8.3 shall apply. Withdrawals made pursuant to this Section 8.6 shall be made pro rata from the various investment funds in which the applicable accounts are invested.

          Section 8.7.  Designation of Beneficiary.  Subject to Section 8.2(b),
          -----------   --------------------------
each Participant shall have the right to designate a Beneficiary or Beneficiaries (who may be designated contingently or successively) to receive any distribution to be made under Section 8.1(a) upon the death of such Participant or, in the case of a Participant who dies subsequent to the date in which he becomes entitled to receive a distribution but prior to the distribution of the entire amount to which he is entitled under the Plan, any undistributed balance to which such Participant would have been entitled, provided, however, that no such
                                                 --------  -------
designation (or change thereof) shall be effective if the Participant was married throughout the one-year period ending on the date of the Participant's death unless such designation (or change thereof) was consented to at the time of such designation (or change thereof) by the person who was the Participant's spouse during such period, in writing, acknowledging the effect of such consent and witnessed by a notary public or a Plan representative, or it is established to the satisfaction of the Committee that such consent could not be obtained because the Participant's spouse cannot be located or such other circumstances as may be prescribed in Regulations. Subject to the preceding sentence, a Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made on the form prescribed by the Committee and shall be filed with the Committee. If (a) no Beneficiary has been named by a deceased Participant,
(b) any Beneficiary designation is not effective pursuant to the proviso contained in the first sentence of this Section 8.7 or (c) all designated Beneficiaries have predeceased the Participant, the undistributed balance of the deceased Participant's accounts shall be distributed by the

Trustee at the direction of the Committee (i) to the surviving spouse of such deceased Participant, if any, or (ii) if there is no surviving spouse, to the surviving children of such deceased Participant, if any, in equal shares, or
(iii) if there is no surviving spouse or surviving children, to the surviving parents of such deceased Participant, if any, in equal shares, or (iv) if there is no surviving spouse, surviving children or surviving parents, to the executor or administrator of the estate of such deceased Participant or (v) if there is no surviving spouse, surviving children or surviving parents and if no executor or administrator is appointed for the estate of such deceased Participant within six months following the date of the Participant's death, to the person or persons who would be entitled under the intestate succession laws of the state of the Participant's domicile to receive the Participant's personal estate, in equal shares. The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary made by him and a divorce shall be deemed to revoke any prior designation of the Participant's divorced spouse if written evidence of such marriage or divorce shall be received by the Committee before distribution shall have been made in accordance with such designation. If within a period of three years following the death or other termination of employment of any Participant, the Committee in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits under this Plan in respect of such Participant, the rights of such person or persons shall be forfeited and the Committee shall direct the Trustee to pay such benefit or benefits to the person or persons next entitled thereto under the succession order prescribed by this Section 8.7.

          Section 8.8.  Distributions to Minor and Disabled Distributees.  Any
          -----------   ------------------------------------------------
distribution under this Plan which is payable to a Distributee who is a minor or to a Distributee who, in the opinion of the Committee, is unable to manage his affairs by reason of illness or mental incompetency may be made to or for the benefit of any such Distributee in such of the following ways as the Committee shall direct: (a) directly to any such minor Distributee if, in the opinion of the Committee, he is able to manage his affairs, (b) to the legal representative of any such Distributee, (c) to a custodian under a Uniform Gifts to Minors Act for any such minor Distributee or (d) to some near relative of any such Distributee to be used for the latter's benefit. Neither the Committee nor the Trustee shall be required to see to the application by any third party of any distribution made to or for the benefit of a Distributee pursuant to this
Section 8.8.

          Section 8.9.  Loans to Participants.  (a) Subject to the restrictions
          -----------   ---------------------
set forth in this Section 8.9, any Participant may, upon application to the Committee in the manner prescribed by the Committee, borrow from his rollover account, Additional Contributions account, Basic Contributions account and matching contributions account an amount not in excess of the lesser of (i) 50% of the value of the sum of such accounts, and (ii) $50,000. Notwithstanding the foregoing, the sum of any loan plus the highest balance of all loans from the Plan to the Participant outstanding at any one time during the 12-month period preceding the day on which the loan is made shall not exceed $50,000. Any amounts borrowed pursuant to this Section 8.9 shall be debited from the Participant's accounts in the order such accounts were listed in the first sentence of this Section 8.9 and shall be made pro rata from the various investment funds in which the amounts are invested. Loans under this Section 8.9 shall be made in cash.

          (b) Participants shall be permitted to borrow from the Plan only upon the following terms and conditions:

          (1) The period of repayment of the loan shall be arrived at by mutual agreement between the Committee and the Participant, but such period shall not exceed five years from the date of the loan, except that if the purpose of the loan as determined by the Committee is to acquire a dwelling unit which is or within a reasonable period of time will be the principal residence of the Participant, then such period for repayment shall not exceed ten years. Such loan may be prepaid, without penalty.

          (2) No loan shall be made unless the Participant consents to have such loan repaid in substantially equal installments deducted from his regular payments of compensation during the term of the loan; provided,
                                                                   --------
     however, that the Committee shall have the discretion to provide for
     -------
     an alternative form of payment when payment via payroll deduction is not possible or is no longer possible and provided further, that the Committee
                                           -------- -------
     shall exercise this discretion in a non-discriminatory manner.

          (3) Each loan shall be evidenced by the Participant's collateral promissory note for the amount of the loan, with interest, payable to the order of the Trustee, and shall be secured by an assignment of 50% of the Participant's entire right, title and interest in and to his basic, additional, matching and rollover contributions accounts.

          (4) Each loan shall bear a fixed interest rate equivalent to the prime rate plus 1% in effect as of the last business day of the quarter preceding the month in which the loan is taken, as reported in the eastern edition of the Wall Street Journal.
                    -------------------

          (5) Failure to pay principal or interest when due shall result in default.

          (6) No distribution (other than a hardship withdrawal made pursuant to Section 8.6(c)) shall be made to any Participant who has borrowed from the Plan, or to a Beneficiary of any such Participant, unless and until the loan, including interest, has been repaid out of the funds otherwise distributable.

          (7) No more than two loans may be outstanding for a Participant at any time and no more than one loan may be made to a Participant during any 12-month period. The minimum amount for any loan shall be $1,000.

          (8) The Committee may, in its sole discretion, charge as an expense to the account of any Participant or Beneficiary receiving a loan any reasonable administrative fee for processing or annual maintenance of the loan.

          (9) The provisions of this Section 8.9 shall apply to a Participant who is not an Employee and a Beneficiary under the Plan if such Participant or Beneficiary is a "party in interest" as defined in section 3(14) of ERISA. The grant of a loan pursuant to this Section 8.9 and the terms and conditions thereof shall apply to any such Participant or Beneficiary in the same manner as to a Participant who is an Employee, except that the requirements of Section 8.9(b)(2) shall be met with respect to each such Participant and Beneficiary if the Participant or Beneficiary consents to have such loan repaid in substantially equal installments as determined by the Committee, but not less frequently than quarterly.

          (10) A Participant's obligation to repay his loan shall be suspended during any period of Military Service, as permitted under section 414(u)(4) of the Code.

          (c)  Loan Subaccount.  The Committee shall cause to be maintained a
               ---------------
loan subaccount for the receipt of amounts debited from a Participant's accounts attributable to any loan made pursuant to this Section 8.9. Appropriate accounting entries reflecting such transfers shall be concurrent with the disbursement to the Participant of amounts borrowed. A repayment of interest or principal received in respect of amounts borrowed by a Participant shall be credited to the loan subaccount of such Participant as soon as practicable after the Valuation Date coinciding with or next following the date on which such payment is made. The Committee shall then cause to be credited such repayments to the Participant's basic, additional, matching and rollover contributions accounts in the same proportion as such accounts were charged with the loan. Repayments so allocated to a Participant shall then be invested in accordance with such Participant's investment direction in effect at the time that such repayments are credited to the Participant's accounts.

          Section 8.10.  Dividends Paid on Company Stock.  If the Company shall
          ------------   -------------------------------
have consented for a Plan Year, each Participant may, prior to October 1 of each Plan Year, designate, in the manner prescribed by the Committee, that dividends payable on Company Stock during such year be paid to the Participant in cash. Any such election will remain in effect until revoked by the Participant. Any Participant who makes such an election will receive a cash payment no later than 90 days after the end of the

Plan Year in an amount equal to the amount of dividends paid by the Company during the Plan Year on Company Stock represented by units credited to the Participant's accounts pursuant to Section 7.5. The Trustee shall take whatever actions are appropriate to have sufficient cash to make any such payment and shall charge the Participant's appropriate account with the amount of the payment. Dividends payable on Company Stock allocated to a Participant's accounts which are not paid to the Participant in cash shall be used to purchase Company Stock.

          Section 8.11.  Direct Rollovers.  In the case of a distribution that
          ------------   ----------------
is an "eligible rollover distribution" within the meaning of section 402 of the Code, a Distributee may elect that all or any portion of such distribution be directly transferred as a rollover contribution from this Plan to an individual retirement account described in section 408 of the Code, to another plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of rollover contributions) or to an annuity plan described in Section 403(a) of the Code; provided, however, that if the Distributee is a surviving
                    --------  -------
spouse of a Participant, such Distributee may only elect to have such distribution transferred directly to an individual retirement account or annuity plan. Notwithstanding the foregoing, a Distributee shall not be entitled to elect to have an eligible rollover distribution transferred pursuant to this
Section 8.12 unless (a) if the total of all eligible rollover distributions with respect to the Distributee for the Plan Year is reasonably expected to equal at least $200 or (b) in the case of a partial direct rollover, the portion so rolled over equals at least $500. At least 30 days and no more than 90 days prior to the date on which a Distributee is entitled to receive a distribution, the Company shall provide a written explanation to the Distributee of the availability of the direct rollover option, the rules that require income tax withholding on distributions, the rules under which the Distributee may roll over the distribution within 60 days of receipt and, if applicable, other special tax rules that may apply to the distribution. For purposes of this Section 8.12, the term "Distributee" shall include a Participant, an alternate payee (within the meaning of section 414(p)(8) of the code) with respect to a Participant under a qualified domestic relations order and a surviving spouse of a Participant.


                                   ARTICLE 9
                                   ---------

                 SPECIAL PARTICIPATION AND DISTRIBUTION RULES
                 --------------------------------------------

          Section 9.1.   Change of Employment Status.  If an Employee who
          -----------    ---------------------------
is not an Eligible Employee becomes an Eligible Employee, he shall become a Participant as of the date he becomes an Eligible Employee, or as soon as administratively practicable thereafter, provided that his Hours of Employment
                                         -------- ----
customarily exceed 1,000 in a Plan Year or he has completed a Year of

Service; otherwise he shall become a Participant as of the first Entry Date coinciding with or following satisfaction of such requirement, or as soon as administratively practicable thereafter.


          Section 9.2.   Reemployment of an Eligible Employee Whose Employment
          -----------    -----------------------------------------------------
Terminated Prior to His Becoming a Participant.  If an Eligible Employee whose
----------------------------------------------
employment terminated prior to his becoming a Participant is reemployed by an Employer, he shall become a Participant as of the date of his reemployment, or as soon as administratively practicable thereafter, provided that his Hours of
                                                    -------- ----
Employment customarily exceed 1,000 in a Plan Year or he has completed a Year of Service; otherwise he shall become a Participant as of the first Entry Date coinciding with or following satisfaction of such requirement, or as soon as administratively practicable thereafter.

          Section 9.3.   Reemployment of a Terminated Participant.  If a
          -----------    ----------------------------------------
terminated Participant is reemployed, he shall again become a Participant as of the date of his reemployment, or as soon as administratively practicable thereafter, provided that he remains an Eligible Employee. If such a terminated
            -------- ----
Participant is entitled to receive payments from his account pursuant to Article 8, such payments shall be suspended during his period of reemployment.

          Section 9.4.   Employment by Related Entities.  If a person is
          -----------    ------------------------------
employed by an Affiliate that is not an Employer, any period of such employment shall be taken into account solely for the purposes of determining whether and when such person is eligible to participate in the Plan under Article 3 and determining when such person has retired or otherwise terminated his employment for purposes of Article 8 to the same extent it would have been had such period of employment been as an Employee of an Employer. A person shall not be entitled to have contributions made on his behalf pursuant to Sections 4.1, 4.2,
4.3 and 4.4 during periods of employment by an Affiliate that is not an Employer.

          Section 9.5.   Leased Employee.  If a person who performed services
          -----------    ---------------
as a leased employee (within the meaning of section 414(n)(2) of the Code) of an Employer or an Affiliate that is not an Employer becomes an Eligible Employee, or if an Eligible Employee becomes such a leased employee, then any period during which services were performed as a leased employee shall be taken into account solely for the purposes of determining whether and when such person is eligible to participate in the Plan under Article 3 and determining when such person has retired or otherwise terminated his employment for purposes of
Article 8 to the same extent it would have been had such service been as an Employee of an Employer. A person shall not be entitled to have contributions made on his behalf pursuant to Sections 4.1, 4.2,

4.3 and 4.4 during such periods of service as a leased employee. This Section
9.5 shall not apply to any period of service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

          Section 9.6.   Reemployment of Veterans.  The provisions of this
          -----------    ------------------------
Section 9.6 shall apply in the case of the reemployment by an Employer of an Eligible Employee within the period prescribed by USERRA after the Eligible Employee's completion of a period of qualified military service (as defined in section 414(u)(5) of the Code). For the purposes of this Section 9.6, such an Eligible Employee who is reemployed within such period after a period of qualified military service shall be referred to as a "reemployed veteran." The provisions of this Section 9.6 are intended to provide reemployed veterans with the rights required by USERRA and section 414(u) of the Code and shall be interpreted in accordance with such intent.

               (a)  Make Up of Elective Contributions. A reemployed veteran
                    ---------------------------------
shall be entitled to make contributions under the Plan ("Make Up Contributions"), in addition to any elective contributions which the reemployed veteran elects to make under the Plan pursuant to Section 4.1. Such reemployed veteran may elect to make such Make Up Contributions during the period beginning on the date of such reemployment and ending on the earlier of: (1) the end of the period equal to the product of three and such reemployed veteran 's period of qualified military service, and
(2) the 5th anniversary of the date of such reemployment. Such reemployed veteran shall not be permitted to contribute Make Up Contributions to the Plan in excess of the amount which the reemployed veteran could have elected to have made under the Plan in the form of elective contributions if the reemployed veteran had continued in employment with his Employer during such period of qualified military service. Such reemployed veteran shall be deemed to have earned "compensation" from his Employer during such period of qualified military service for this purpose in the amount prescribed by sections 414(u)(2)(B) and 414(u)(7) of the Code. The manner in which a reemployed veteran may elect to contribute Make Up Contributions pursuant to this Section 9.6(a) shall be prescribed by the Committee.

          (b)  Make Up of Matching, Discretionary Matching and Profit Sharing
               --------------------------------------------------------------
Contributions.  A reemployed veteran who contributes Make Up Contributions as
-------------
described in Section 9.6(a) shall be entitled to an allocation of matching contributions and an allocation of discretionary matching contributions in an amount equal to the amount of matching contributions and discretionary matching contributions which would have been allocated to the matching contributions account of such reemployed veteran under the Plan if such Make Up Contributions had been made in the form of elective contributions during the period of such reemployed veteran's qualified military service. A reemployed veteran also shall be entitled to an allocation of profit sharing contributions in an amount equal to the amount of profit sharing contributions which would have been allocated to the profit sharing contributions account of the reemployed veteran under the Plan during the period of such reemployed veteran's qualified military service.


                                  ARTICLE 10
                                  ----------

                       PARTICIPANTS' STOCKHOLDER RIGHTS
                       --------------------------------

          Section 10.1.  Voting Shares of Company Stock.  The Trustee shall
          ------------   ------------------------------
vote, in person or by proxy, shares of Company Stock held by the Trustee and represented by units which are credited to a Participant's accounts in accordance with instructions timely obtained from such Participant. Each Participant shall be entitled to give voting instructions with respect to the number of shares of Company Stock represented by units credited to his accounts as of the Valuation Date coinciding with or immediately preceding the shareholder record date for such vote. Written notice of any meeting of stockholders of the Company or other occasion for the exercise of voting rights and a request for voting instructions shall be given by the Committee or the Trustee, at such time and in such manner as the Committee shall determine, to each Participant entitled to give instructions for voting Company Stock at such meeting or occasion. The Committee shall establish, and the Company shall pay for, a means by which a Participant can expeditiously deliver to the Committee voting instructions addressed to the Trustee. All shares of Company Stock represented by units credited to Participants' accounts for which timely voting instructions are not received shall, to the extent permitted by law, be voted by the Trustee in the same proportions as shares represented by units credited to Participants' accounts for which timely instructions are received.

          Section 10.2.  Tender Offers.  (a)  Rights of Participants.  In the
          ------------   -------------        ----------------------
event a tender or exchange offer is made generally to the shareholders of the Company to transfer all or a portion of their shares of Company Stock in return for valuable consideration, including but not limited to, offers regulated by section 14(d) of the Securities Exchange Act of 1934, as amended, the Trustee shall respond to such tender or exchange offer in respect of shares of Company Stock held by the Trustee which are represented by units credited to a Participant's accounts in accordance with instructions timely obtained from such Participant. Each Participant shall be entitled to give instructions with respect to tendering or withdrawing from tender such shares. A Participant shall not be limited in the number of instructions to tender or withdraw from tender which he can give but a Participant shall not have the right to give instructions to tender or withdraw from tender after a reasonable time established by the Trustee pursuant to Section 10.2(c). The Trustee shall, to the extent permitted by law, respond to any such tender or exchange offer in respect of all shares of Company Stock represented by units credited to Participants' accounts for which timely instructions are not received in the same proportions as shares represented by units credited to Participants accounts for which timely instructions are received.

               (b)  Duties of the Committee.  Within a reasonable time after the
                    -----------------------
commencement of a tender or exchange offer, the Committee or the Trustee shall provide to each Participant:

          (1) the offer to purchase or exchange as distributed by the offeror to the shareholders of the Company;

          (2) a statement of the shares of Company Stock represented by units credited to his account; and

          (3) directions as to the means by which a Participant can give instructions with respect to the tender or exchange offer.


          The Committee shall establish, and the Company shall pay for, a means by which a Participant can expeditiously deliver to the Committee instructions addressed to the Trustee with respect to a tender or exchange offer. The Committee shall transmit to the Trustee the aggregate number of shares to be tendered or withheld from tender representing instructions of Participants. The Committee, at its election, may engage an agent to receive instructions from Participants and transmit them to the Trustee.

               (c)  Duties of the Trustee. The Trustee shall follow the
                    ---------------------
instructions of the Participants with respect to the tender or exchange offer as transmitted to the Trustee. The Trustee may establish a reasonable time, taking into account the time restrictions of the tender or exchange offer, after which it shall not accept instructions of Participants.

          Section 10.3.  Applicability.  In the case of a Beneficiary of a
          ------------   -------------
deceased Participant or an alternate payee under a qualified domestic relations order for whom an account has been established under this Plan, such Beneficiary or alternate payee, as the case may be, shall be a named fiduciary for the same purposes, shall have the same rights as and shall otherwise be treated in the same manner for purposes of this Article 10 as the Participant on whose behalf the account initially was established.

          Section 10.4.  Confidentiality.  Notwithstanding anything contained
          ------------   ---------------
herein to the contrary, all instructions and directions received by the Trustee from Participants pursuant to this Article 10 shall be maintained by the Trustee as confidential and shall not be disclosed to any person, including but not limited to, any Employer or Affiliate, or any Employee, officer or director of any Employer or Affiliate; provided, however, that such
                                                  --------  -------
instructions may be relayed by the Trustee to a record keeper, auditor or other person providing services to the Plan if such person (a) is not an Employer or Affiliate, or an Employee, officer or director of an Employer or Affiliate and
(b) agrees not to divulge such instructions to any other person, including but not limited to, any Employer or Affiliate, or any Employee, officer or director of any Employer or Affiliate.


                                  ARTICLE 11
                                  ----------

                                ADMINISTRATION
                                --------------

          Section 11.1.  The Committee.  (a)  The Committee, consisting of two
          ------------   -------------
or more members, shall be responsible (except for duties specifically vested in the Trustee) for the administration of the provisions of the Plan. The Committee shall be the "administrator" and a "named fiduciary" of the Plan within the meaning of such terms as used in ERISA; provided, however, that a Participant
                                        --------  -------
who directs the investment of his accounts pursuant to Section 7.2, and not the Committee, shall, to the extent section 404(c) of the Code is applicable to the Plan, be the "named fiduciary" with respect to such investment decisions; and provided further that the Pension Investment Committee, and not Committee, shall
-------- -------
be responsible for, and shall be the "named fiduciary" with respect to, Plan investment decisions not made by Participants. The Board of Directors shall have the right at any time, with or without cause, to remove any member of the Committee. A member of the Committee may resign at any time and his resignation shall be effective upon delivery of his written resignation to the Company. Upon the removal or resignation of any member of the Committee or the failure or inability for any reason of any member of the Committee to act hereunder, the Board of Directors shall appoint a successor member. All successor members of the Committee shall have all the rights, privileges and duties of their predecessors, but shall not be held accountable for the acts of their predecessors.

          (b) Any member of the Committee may, but need not, be an Employee or a director, officer or shareholder of any of the Employers, and such status shall not disqualify him from taking any action hereunder or render him accountable for any distribution or other material advantage received by him under the Plan, provided that no member of the Committee who is a Participant shall take part in any action of the Committee or any matter involving solely his rights under the Plan.

          (c) Promptly after the appointment of the original members of the Committee, and promptly after the appointment of any successor member of the Committee, the Trustee shall be notified as to the names of the persons appointed as members or successor members of the Committee by delivery to the

Trustee of a certified copy of the resolution of the Board of Directors making such appointment.

          (d) The Committee shall have the duty and the sole discretionary authority to interpret and construe the terms of the Plan, including but not limited to, all questions of eligibility, the status and rights of Participants, Beneficiaries and other persons under the Plan, and the manner, time and amount of payment of any distributions under the Plan. Any interpretation or construction of the Plan by the Committee pursuant to this Section 11.1(d) shall be final and binding on Participants, Beneficiaries and all other concerned parties. Each Employer shall, from time to time, upon request of the Committee, furnish to the Committee such data and information as the Committee shall require in the performance of its duties.

          (e) The Committee shall direct the Trustee to make payments of amounts to be distributed from the Trust pursuant to Article 8.

          (f) The members of the Committee may allocate their responsibilities among themselves and may designate any person, partnership or corporation to carry out any of their responsibilities with respect to administration of the Plan.

          (g) The Committee may act at a meeting by the vote of assent, or without a meeting by the written assent, of a majority of its members. The Committee shall elect one of its members as secretary and keep the Trustee advised of the identity of the member holding that office. The secretary shall be the Plan's agent for service of legal process and keep records of all meetings of the Committee. The Committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.

          (h) The members of the Committee, and each of them, shall discharge their duties with respect to the Plan (i) solely in the interest of the Participants and Beneficiaries, (ii) for the exclusive purpose of providing benefits to Participants and Beneficiaries and of defraying reasonable expenses of administering the Plan and (iii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Employers hereby jointly and severally indemnify the members of the Committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

          (i) No member of the Committee shall receive any compensation or fee for his services, unless otherwise agreed between such member of the Committee and the Employers, but the Employers shall reimburse the Committee members for any necessary expenditures incurred in the discharge of their duties as Committee members.

          (j) The Committee may employ such counsel (who may be counsel for any Employer) and agents and may arrange for such clerical and other services as it may require in carrying out its duties with respect to the Plan.

          Section 11.2.  Claims Procedure.  If any Participant or Distributee
          ------------   ----------------
believes he is entitled to benefits in an amount greater than those which he is receiving or has received or which have been credited to his accounts, he may file a claim with the member or members of the Committee who is/are designated to review such claims. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed and the address of the claimant. The Committee member(s) shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of his/their decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision of the Committee member(s) with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claims review procedure under the Plan. The Committee member(s) shall also advise the claimant that he or his duly authorized representative may request a review by the full Committee of the denial by filing with the Committee, within 60 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the Committee within the same 60-day period. If a request is so filed, the full Committee shall review the denial and, unless special circumstances require an extension of time, within 60 days after receipt of such request, give written notice by registered or certified mail to the claimant of the full Committee's final decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The notice of the full Committee's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.

          Section 11.3.  Qualified Domestic Relations Orders.  If the Committee
          ------------   -----------------------------------
receives any written judgment, decree or order (including approval of a property settlement agreement) pursuant to state domestic relations or community property law relating to the provision of child support, alimony or marital property rights of a spouse, former spouse, child or other dependent of a Participant and purporting to provide for the payment of all or a portion of the Participant's account balances to or on behalf of one or more of such persons (such judgment, decree or order being hereinafter called a "domestic relations order"), the Committee shall arrange to determine whether such order constitutes a "qualified domestic relations order," as defined in section 414(p) of the Code and section 206(d)(3) of ERISA. If the order is determined to be a qualified domestic relations order, all or a portion of the Participant's account balances, as specified in the order, shall be assigned to the person or persons named therein, and shall be payable in accordance with the terms of such order. The manner in which all or any portion of a

Participant's account balances under the Plan may be assigned and paid to any other person pursuant to the terms of a domestic relations order shall be governed by written procedures adopted by the Committee for this purpose and section 414(p) of the Code, section 206(d)(3) of ERISA and Regulations issued thereunder.

          Section 11.4.  Notices to Participants or Distributees.  Written
          ------------   ---------------------------------------
notices, reports and statements given, made, delivered or transmitted to a Participant, Distributee or other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made, delivered or transmitted when addressed to and mailed by first class mail with postage prepaid to the Participant, Distributee or other person at the address of such Participant, Distributee or other person last appearing on the records of the Committee. A Participant, Distributee or other person may record any change of his address by written notice filed with the Committee.

          Section 11.5.  Notices to Employers or Committee.  Written directions,
          ------------   ---------------------------------
notices and other communications from Participants, Distributees or other persons entitled to or claiming benefits under the Plan to an Employer or the Committee shall be deemed to have been duly given, made, delivered or transmitted either when delivered to such location as shall be specified upon the forms prescribed by an Employer or the Committee for the giving of such directions, notices and other communications, or when addressed to and mailed by first class mail with postage prepaid to the addressee at the address specified upon such forms.

          Section 11.6.  Records.  The Committee shall keep a record of all of
          ------------   -------
its proceedings with respect to the Plan and shall keep or cause to be kept all books of accounts, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.

          Section 11.7.  Reports of Trust Fund and Accounting to Participants.
          ------------   ----------------------------------------------------
The Committee shall keep on file, in such form as it shall deem convenient and proper, all reports concerning the Trust Fund received by it from the Trustee. The Committee shall, not less frequently than quarterly, advise each Participant, Distributee or other person entitled to or claiming benefits under the Plan of the balance credited to his accounts through a written statement mailed in accordance with Section 11.4.


                                  ARTICLE 12
                                  ----------

                       PARTICIPATION BY OTHER EMPLOYERS
                       --------------------------------

          Section 12.1.  Adoption of Plan.  With the consent of the Board of
          ------------   ----------------
Directors, any entity may become an Employer under the Plan by (a) taking such action as shall be necessary to adopt the Plan and (b) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to such entity, as prescribed by the Company. The powers and control of the Company, as provided in the Plan and Trust agreement, including but not limited to, the right of amendment and of appointment and removal of the Trustee and its successors, shall not be diminished by reason of the participation of any such adopting entity in the Plan.

          Section 12.2.  Withdrawal from Participation.  Any Employer may
          ------------   -----------------------------
withdraw from participation in the Plan at any time by, prior to the effective date of withdrawal, filing with the Committee a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to the Company and the Trustee.

          Section 12.3.  Company and Committee as Agents for Employers.  Each
          ------------   ---------------------------------------------
entity that becomes an Employer pursuant to Section 12.1 or Article 13 by so doing shall be deemed to have appointed the Company and the Committee as its agents to exercise on its behalf all of the powers and authorities conferred upon the Company and the Committee by the terms of the Plan, including but not limited to, the Company's power to amend and terminate the Plan. The authority of the Company and the Committee to act as such agents shall continue unless and until the portion of the Trust Fund held for the benefit of the Employees of a particular

Employer and their Beneficiaries is set aside in a separate trust fund as provided in Section 16.2.

                                  ARTICLE 13
                                  ----------

                          CONTINUANCE BY A SUCCESSOR
                          --------------------------

          In the event that an Employer is reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another entity other than an Employer succeeds to all or substantially all of such Employer's business, such successor entity may, with the consent of the Board of Directors, be substituted for such Employer under the Plan by adopting the Plan and executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to such entity, as prescribed by the Company. Contributions by such Employer automatically shall be suspended from the effective date of any such reorganization until the date upon which the substitution of such successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, such successor entity shall not have elected to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan automatically shall be terminated with respect to Employees of such Employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be, and the Committee shall direct the Trustee to distribute the portion of the Trust applicable to such Employer in the manner provided in Section 16.3.


                                  ARTICLE 14
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          Section 14.1.  Expenses.  All costs and expenses incurred in
          ------------   --------
administering the Plan and the Trust Fund, including the expenses of the Committee, the fees of counsel and any agents for the Committee, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid under the direction of the Committee from the Trust Fund to the extent such expenses are not paid by the Employers. The Committee shall determine, in its sole discretion, taking into account the nature of a particular expense, the portion of such expense that is to be borne by each Employer.

          Section 14.2.  Non-Assignability.  Subject to Section 11.3 of this
          ------------   -----------------
Plan, no right or interest of any Participant or Distributee in the Plan shall be assignable or transferable in whole or in part, either directly, by operation of law or otherwise, including but not limited to, by execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any Participant or Distributee in the Plan shall be liable for, or subject to, any obligation or liability of such Participant or Distributee, including claims for alimony or the support of any spouse.

          Section 14.3.  Employment Non-Contractual.  The Plan confers no right
          ------------   --------------------------
upon any Employee to continue in employment with any Employer.

          Section 14.4.  Limitation of Rights.  A Participant or Distributee
          ------------   --------------------
shall have no right, title or claim in or to any specific asset of the Trust Fund, but shall have the right only to distributions from the Trust Fund on the terms and conditions herein provided.

          Section 14.5.  Merger or Consolidation with Another Plan.  A merger or
          ------------   -----------------------------------------
consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each Participant, Distributee, Beneficiary or other person entitled to receive benefits under this Plan would receive a benefit if such other plan terminated immediately after the merger, consolidation or transfer which is equal to or greater than the benefit such person would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then terminated.

          Section 14.6.  Gender and Plurals.  Wherever used in the Plan, words
          ------------   ------------------
in the masculine gender shall include the masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural and words in the plural shall include the singular.

          Section 14.7.  Severability.  If a provision of this Plan shall be
          ------------   ------------
held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Plan and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included in this Plan.

          Section 14.8.  Applicable Law.  The Plan and all rights hereunder
          ------------   --------------
shall be governed by and construed in accordance with the laws of the State of Illinois to the extent such laws have not been preempted by applicable federal law.


                                  ARTICLE 15
                                  ----------

                          TOP-HEAVY PLAN REQUIREMENTS
                          ---------------------------

          Section 15.1.  Top-Heavy Plan Determination.  If as of the
          ------------   ----------------------------
determination date (as defined in Section 15.2) for any Plan Year, the aggregate of (a) the sum of the account balances under this Plan and all other defined contribution plans in the aggregation group (as defined in Section 15.2) and (b) the present value of accrued benefits under all defined benefit plans in such aggregation group, of all participants in such plans who are key employees (as defined in Section 15.2) for such Plan Year exceeds 60% of the aggregate of the account balances and present value of accrued benefits of all participants in such plans, then this Plan shall be a "top-heavy plan" for such Plan Year, and the requirements of Sections 15.3 and
15.4 shall be applicable for such Plan Year as of the first day thereof. If the Plan is a top-heavy plan for a Plan Year and not a top-heavy plan for a subsequent Plan Year, the requirements of Sections 15.3 and 15.4 shall not be applicable for such subsequent Plan Year.

          Section 15.2.  Definitions and Special Rules.
          ------------   -----------------------------

(a)  Definitions.  For purposes of this Article 15, the following definitions
     -----------
shall apply:

          (1)  Determination Date.  The determination date for all plans in the
               ------------------
     aggregation group shall be the last day of the preceding Plan Year, and the valuation date applicable to a determination date shall be (A) in the case of a defined contribution plan, the date as of which account balances are determined which is coincident with or immediately precedes the determination date and (B) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the Plan Year which includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan.

          (2)  Aggregation Group.  The aggregation group shall consist of (A)
               -----------------
     each plan of an Employer in which a key employee is a participant, (B) each other plan which enables such a plan to be qualified under section 401(a) of the Code and (C) any other plans of an Employer which the Company designates as part of the aggregation group.

          (3)  Key Employee.  Key employee shall have the meaning set forth in
               ------------
     section 416(i) of the Code.

          (4)  Compensation.  Compensation shall have the meaning set forth in
               ------------
     section 415 of the Code, except that the compensation of a participant in excess of the limit determined pursuant to section 401(a)(17) of the Code shall not be taken into account.


               (b)  Special Rules.  For the purpose of determining the account
                    -------------
balance or accrued benefit of a plan participant, the account balance or accrued benefit of any person who has not performed services for an Employer at any time during the 5-year period ending on the determination date shall not be taken into account and any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the 5-year period ending on the last day of the preceding Plan Year shall be treated as a participant in such plan, and any such distribution shall be included in such participant's account balance or accrued benefit, as the case may be.

          Section 15.3.  Minimum Contribution for Top-Heavy Years.
          ------------   ----------------------------------------
Notwithstanding any provision of the Plan to the contrary, the sum of the contributions made pursuant to Sections 4.2, 4.3 and 4.4 and allocated during any Plan Year for which the Plan is a top-heavy plan to the accounts of each Participant

(other than a key employee) shall in no event be less than the lesser of (a) 3% of such Participant's compensation during such Plan Year and (b) the highest percentage at which Employer contributions are made on behalf of any key employee for such Plan Year. If during any Plan Year for which this Section 15.3 is applicable, a defined benefit plan is included in the aggregation group and such defined benefit plan is a top-heavy plan for such Plan Year, the percentage set forth in clause (a) of the first sentence of this Section 15.3 shall be 5%. The percentage referred to in clause (b) of the first sentence of this Section
15.3 shall be obtained by dividing the aggregate of Employer contributions made pursuant to this Plan and any other defined contribution plan that is required to be included in the aggregation group (other than a defined contribution plan that enables a defined benefit plan that is required to be included in such group to be qualified under section 401(a) of the Code) during the Plan Year on behalf of such key employee by such key employee's compensation for the Plan Year.

          Section 15.4.  Special Rules for Applying Statutory Limitations on
          ------------   ---------------------------------------------------
Benefits.  The provisions of this Section 15.4 shall apply only with respect to
--------
Plan Years commencing prior to January 1, 2000.

               (a) In any Plan Year for which the Plan is a top-heavy plan, clause (a)(2)(i) of Section 7.6 shall be applied by substituting "100%" for "125%" appearing therein, unless, for such Plan Year (1) the percentage of account balances of Participants who are key employees does not exceed 90% and (2) contributions made pursuant to Sections 4.2, 4.3 and 4.4 and allocated to the accounts of Participants who are not key employees equal at least 4% of the compensation of each such Participant.

               (b) In any Plan Year for which the Plan is a top-heavy plan, clause (b)(1) of Section 7.6 shall be applied by substituting "100%" for "125%" appearing therein, unless, for such Plan Year (1) the percentage of accrued benefits of Participants who are key employees does not exceed 90% and (2) the minimum accrued benefit of each Participant under all defined benefit plans in the aggregation group is at least 3% of his average compensation (determined under section 416 of the Code) multiplied by each year of service after 1983, not in excess of 10, for which such plans are top-heavy plans.


                                  ARTICLE 16
                                  ----------

           AMENDMENT, ESTABLISHMENT OF SEPARATE PLAN AND TERMINATION
           ---------------------------------------------------------

          Section 16.1.  Amendment.  The Company may at any time and from time
          ------------   ---------
to time amend or modify the Plan by written instrument duly adopted by the Board of Directors or a duly authorized committee of the Board of Directors to that effect.

Any such amendment or modification of the Plan shall become effective on such date or dates as the Board of Directors or the duly authorized committee, as the case may be, shall determine, including retroactively to the extent permitted by law, and may apply to Participants in the Plan at the time thereof as well as to future Participants.

          Section 16.2.  Establishment of Separate Plan.  If an Employer
          ------------   ------------------------------
withdraws from the Plan pursuant to Section 12.2, the Committee shall determine the portion of the Trust Fund held by the Trustee which is applicable to the Participants, Beneficiaries and Distributees of such Employer and direct the Trustee to segregate such portion in a separate trust. Such separate trust shall thereafter be held and administered as a part of the separate plan of such Employer.

          The portion of the Trust Fund applicable to the Participants, Beneficiaries and Distributees of a particular Employer shall be the proportion of the total value of the Trust Fund which the total amount credited to the accounts of Participants, Beneficiaries and Distributees employed by or with respect to the particular Employer bears to the total amount credited to the accounts of all Participants, Beneficiaries and Distributees.

          Section 16.3.  Termination.  Any Employer may at any time terminate
          ------------   -----------
its participation in the Plan and the Company may at any time terminate the Plan in its entirety with respect to all Employers, by, prior to the effective date of termination, filing with the Committee a duly certified copy of a resolution of its board of directors to that effect and giving notice of the intended termination to the other Employers and the Trustee. In the event of any such termination, the Committee shall determine, pursuant to Section 16.2, the portion of the Trust Fund held by the Trustee which is applicable to the Participants, Beneficiaries and Distributees of such Employer or Employers and direct the Trustee to distribute such portion to such Participants, Beneficiaries and Distributees ratably in proportion to the balances of their respective accounts. A complete discontinuance of contributions by an Employer shall be deemed a termination of such Employer's participation in the Plan for purposes of this Section 16.3.

          Section 16.4.  Trust Fund to Be Applied Exclusively for Participants
          ------------   -----------------------------------------------------
and Their Beneficiaries.  Subject only to Sections 4.7 and 16.3 and any other
-----------------------
provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust Fund to be used for or diverted to any purpose not for the exclusive benefit of Participants and their Beneficiaries either by operation or termination of the Plan, power of amendment or other means.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed and its corporate seal to be hereunto affixed by its duly authorized officers on this 30th day of December, 1998.



                              True North Communications Inc.

                              By: /s/ Paul Sollitto
                                 ______________________________

                              Title: Vice President, Director of
                                     Corporate Human Resources

                            FIRST SUPPLEMENT TO THE
                TRUE NORTH COMMUNICATIONS INC. RETIREMENT PLAN

     WHEREAS, True North Communications Inc., a Delaware corporation, (the "Company") has adopted and maintains a defined contribution plan for the benefit of certain of its employees entitled the True North Communications Inc. Retirement Plan (the "True North Plan");

     WHEREAS, R/GA Media Group, Inc. ("R/GA") maintains for the benefit of certain of its employees and the employees of its wholly-owned subsidiaries the R/GA Media, Inc. Pension Plan and Trust for RGA Employees (the "R/GA Plan");

     WHEREAS, the R/GA Plan also covers a small group of individuals who are employed by entities that are not affiliated with R/GA;

     WHEREAS, the Finance Committee, appointed by the Board of Directors of the Company, has authorized the spin-off into the True North Plan of the portion of the R/GA Plan that includes employees of R/GA and its subsidiaries, effective March 31, 1998;

     WHEREAS, the Board of Directors of R/GA has authorized this spin-off of a portion of the R/GA Plan into the True North Plan effective March 31, 1998; and

     WHEREAS, the Company desires to amend the True North Plan in certain respects.

     NOW, THEREFORE, pursuant to the power of amendment contained in Section
16.1 of the True North Plan, the True North Plan is hereby amended, effective March 31, 1998, as follows:

     1. Notwithstanding anything contained in the True North Plan to the contrary, Sections 8.2(b) and 8.5 of the True North Plan shall apply to a participant with an account balance under the R/GA Plan as of March 31, 1998, with respect to such participant's account balance under the R/GA Plan on such date, except that, with respect to the joint and survivor annuity described in Section 8.2(b)(1)(A) of the True North Plan, such participant may designate a beneficiary other than such participant's spouse. Any such designation by a participant shall be subject to the notice and consent provisions of Section 8.5 of the True North Plan. Furthermore, also with respect to such participant's account balance under the R/GA Plan as of March 31, 1998, a participant may elect to receive a smaller annuity benefit with continuation of payments to his beneficiary at a rate of 75% or 100% of the rate payable to a participant during his lifetime, which alternative joint and survivor annuity shall be equal in value to the joint and 50% survivor annuity.

     2. Notwithstanding Article 4 or any other provision of the True North Plan to the contrary, the following provisions shall apply with respect to individuals who are employees of R/GA or any wholly-owned subsidiary of R/GA on or after March 31, 1998:

          (a) An R/GA employee who, as of March 31,1998, has satisfied the eligibility requirements for participation in the R/GA Plan (in accordance with Sections 3.1 and 3.3 of the R/GA Plan) shall be eligible to participate in the R/GA Profit Sharing Contribution feature of the True North Plan (which is described in paragraph
               (e) below).

          (b) An R/GA employee who, as of March 31,1998, has not satisfied the eligibility requirements for participation in the R/GA Plan (in accordance with Sections 3.1 and 3.3 of the R/GA Plan) shall, notwithstanding Section 3.1 of the True North Plan, become eligible to participate in the R/GA Profit Sharing Contribution feature of the True North Plan upon completion of the eligibility requirements set forth in Sections 3.1 and 3.3 of the R/GA Plan (i.e., as of the January 1 or July 1 next following attainment of age 21 and completion of one year of service).

          (c) An individual who is hired by R/GA after March 31, 1998 shall be subject to the eligibility provisions set forth in the second paragraph of Section 3.1 of the True North Plan for purposes of R/GA Profit Sharing Contribution eligibility.

          (d) No R/GA employee shall be eligible to receive an allocation of profit sharing contributions described in Section 4.4 of the True North Plan.

          (e) In lieu of the contributions described in Section 4.4 of the True North Plan, R/GA shall contribute, on behalf of each "Profit Sharing Eligible R/GA Participant" an amount equal to 5.065% of such individual's annual Compensation each Plan Year (the "R/GA Profit Sharing Contribution"). For purposes of the preceding sentence, a Profit Sharing Eligible R/GA Participant for a Plan Year is an employee of R/GA or one of its wholly-owned subsidiaries who has satisfied the eligibility requirements of paragraph (a),
               (b) or (c) above, as applicable, and has satisfied the requirements of Section 7.5(b) of the True North Plan for such Plan Year.

     3. Notwithstanding Sections 7.1 and 7.5 of the True North Plan to the contrary, the R/GA Profit Sharing Contribution (described in item 2(e) above) for any Plan Year shall be allocated to the profit sharing contributions account of each Profit Sharing Eligible R/GA Participant pursuant to the formula described in item 2(e) above. All amounts transferred from the R/GA Plan to the True North Plan shall also be credited to the profit sharing contributions account of each applicable R/GA Plan participant, and the profit sharing contributions account of each R/GA Plan participant who is an employee of R/GA or one of its wholly-owned subsidiaries as of March 31, 1998 shall be 100% vested and non-forfeitable.

     4. Notwithstanding any provision of the True North Plan to the contrary, the sum of the account balances of each participant under the R/GA Plan and the True North Plan following the spin-off shall equal the sum of the account balances of the participant under each plan immediately prior to such spin-off.

                           SECOND SUPPLEMENT TO THE
                 TRUE NORTH COMMUNICATIONS INC. RETIREMENT PLAN


     WHEREAS, True North Communications Inc., a Delaware corporation, (the "Company") has adopted and maintains a defined contribution plan for the benefit of certain of its employees entitled the True North Communications Inc. Retirement Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan in certain respects to recognize the terms of participation under the Plan of employees of Foote Cone & Belding, Inc. and Park Advertising, Inc., the Company's wholly-owned subsidiaries in Puerto Rico ("FCB Puerto Rico").

     NOW, THEREFORE, pursuant to the power of amendment contained in Section
16.1 of the Plan, the Plan is hereby amended, effective January 1, 1998, as follows:

     1. Notwithstanding the second paragraph of Section 3.1 and Section 4.4 of the Plan, participants who are FCB Puerto Rico employees shall not be eligible to receive allocations of any profit sharing contributions described in Section 4.4 of the Plan.

     2. With respect to participants who are FCB Puerto Rico employees, the calendar year limit on elective contributions specified in Section 4.5 of the Plan shall be $7,000.

     3. Notwithstanding Section 7.2 of the Plan, all contributions under the Plan that are made on behalf of participants who are FCB Puerto Rico employees, including such participants' entire account balances as of December 31, 1997, shall be invested in the Common Stock Fund.

                            THIRD SUPPLEMENT TO THE
                 TRUE NORTH COMMUNICATIONS INC. RETIREMENT PLAN


     WHEREAS, True North Communications Inc., a Delaware corporation, (the "Company") has adopted and maintains a defined contribution plan for the benefit of certain of its employees entitled the True North Communications Inc. Retirement Plan (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan in certain respects to recognize the terms of participation under the Plan of employees of The Tierney Group, Inc. ("Tierney").

     NOW, THEREFORE, pursuant to the power of amendment contained in Section
16.1 of the Plan, the Plan is hereby amended, effective April 10, 1998, as follows:

     1. Notwithstanding Section 3.1 of the Plan, any individual who became an employee of Tierney on April 10, 1998 (the "Closing Date") and who was an employee of BP Tierney & Associates, Inc. ("BP Tierney") and a participant in the The Tierney Group Profit Sharing Plan (the "BP Tierney Plan") immediately prior to the Closing Date shall become a participant in the Plan as of the Closing Date rather than the next Entry Date.

     2. Notwithstanding Section 3.2 of the Plan, as of the Closing Date, the elective contributions made under the Plan on behalf of the individuals described in 1 above shall be made in accordance with such individuals' latest elective contribution elections under the BP Tierney Plan. As soon as practicable after the Closing Date, these individuals shall be given the opportunity to make elective contribution elections in accordance with Sections 3.2 and 4.1 of the Plan.

     3. In determining the eligibility under the Plan of Tierney employees, employment prior to the Closing Date that was counted as service under the BP Tierney Plan shall be counted as hours of employment under items (22) and (31) of Article 2 of the Plan.

     4. Notwithstanding Article 4 or any other provision of the Plan to the contrary, the following provisions shall apply with respect to individuals who are employees of Tierney on or after the Closing Date:

          (a) A Tierney employee who, immediately prior to the Closing Date, had satisfied the eligibility requirements for participation in the BP Tierney Plan shall be eligible to participate as of the Closing Date in the Tierney Profit Sharing Contribution feature of the Plan (which feature is described in paragraph (e) below).

          (b) A Tierney employee hired on or before June 30, 1998 who had not yet satisfied the eligibility requirements for participation in the BP Tierney Plan as of the Closing Date shall, notwithstanding
              Section 3.1 of the Plan, become eligible to participate in the Tierney Profit Sharing Contribution feature of the Plan upon completion of the eligibility requirements set forth in Sections 3.1(A) and 3.2(E) of the Adoption Agreement under the BP Tierney Plan (i.e., as of the next January 1 or July 1 after attainment of age 21 and completion of one year of service).

          (c) An individual who is hired by Tierney after June 30, 1998 shall be subject to the eligibility provisions set forth in the second paragraph of Section 3.1 of the Plan for purposes of Tierney Profit Sharing Contribution eligibility.

          (d) No Tierney employee shall be eligible to receive an allocation of profit sharing contributions described in Section 4.4 of the Plan.

          (e) In lieu of the contributions described in Section 4.4 of the Plan, Tierney may in its discretion make a profit sharing contribution each Plan Year, which contribution, if any, shall be referred to as the Tierney Profit Sharing Contribution and shall be allocated to each "Profit Sharing Eligible Tierney Participant." A Profit Sharing Eligible Tierney Participant for a Plan Year is an employee of Tierney who has satisfied the Tierney Profit Sharing Contribution feature eligibility requirements of paragraph (a),
              (b) or (c) above, as applicable, and has satisfied the requirements of Section 7.5(b) of the Plan for such Plan Year.
              The allocation of the Tierney Profit Sharing Contribution for a Plan Year shall be allocated to Profit Sharing Eligible Tierney Participants in accordance with the allocation method described in
              Section 7.5(b) of the Plan.

     5. Any individual described in 1 above who, upon distribution of his or her interest in the BP Tierney Plan, elects to roll over the entire amount of such distribution to the Plan (in accordance with Section
          5.1 of the Plan) may, elect to include his or her outstanding loan, if any, from the BP Tierney Plan in such rollover; provided that the Trustee agrees to assume the applicable promissory note and that the terms of the loan under the Plan shall be materially the same as the terms of the loan under the BP Tierney Plan.